EXECUTION COPY



                         CITIBANK (SOUTH DAKOTA), N.A.,
                              Seller and Servicer,

                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION,
                                     Seller,

                                       and

                             BANKERS TRUST COMPANY,
                                     Trustee

                       on behalf of the Certificateholders


                            SERIES 1999-1 SUPPLEMENT

                          Dated as of February 17, 1999

                                       to

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 29, 1991



                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1999-1

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                    ARTICLE I

                   Creation of the Series 1999-1 Certificates

Section 1.01.     Designation..................................................1


                                   ARTICLE II

                                  Definitions

Section 2.01.     Definitions..................................................2
Section 2.02.     Amendment to Definition of "Series Adjusted
                    Invested Amount"..........................................22


                                   ARTICLE III

                              Servicer and Trustee

Section 3.01.     Servicing Compensation......................................23
Section 3.02.     Trustee Appointment of Agents...............................25


                                   ARTICLE IV

                 Rights of Series 1999-1 Certificateholders and
                   Allocation and Application of Collections

Section 4.01.     Allocations.................................................25
Section 4.02.     Determination of Monthly Interest...........................26
Section 4.03.     Determination of Monthly Principal..........................28
Section 4.04.     Establishment of Funding Accounts...........................28
Section 4.05.     Required Amount.............................................30
Section 4.06.     Application of Reallocated Investor Finance Charge
                    Collections and Available Investor Principal Collections..31
Section 4.07.     Distributions to Series 1999-1 Certificateholders...........35
Section 4.08.     Investor Charge-Offs........................................36
Section 4.09.     Excess Finance Charge Collections. .........................38
Section 4.10.     Subordinated Principal Collections..........................40
Section 4.11.     Credit Enhancement..........................................41
Section 4.12.     Reallocated Investor Finance Charge Collections.............47
Section 4.13.     Excess Principal Collections................................48

                                    ARTICLE V

         Distributions and Reports to Series 1999-1 Certificateholders

Section 5.01.     Distributions...............................................49
Section 5.02.     Reports and Statements to Series 1999-1 Certificateholders..49


                                   ARTICLE VI

                              Amortization Events

Section 6.01.     Additional Amortization Events..............................50


                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                              Accumulation Period

Section 7.01.     Optional Repurchase.........................................51
Section 7.02.     Additional Issuances of Series 1999-1 Certificates..........52
Section 7.03.     Accumulation Period Postponement............................54


                                  ARTICLE VIII

                              Final Distributions

Section 8.01.     Sale of Certificateholders' Interest Pursuant to Section
                    2.06 or 10.01 of the Agreement............................55
Section 8.02.     Distribution of Proceeds of Sale, Disposition or
                    Liquidation of the Receivables Pursuant to Section
                    9.02 of the Agreement.....................................57


                                   ARTICLE IX

                                   Covenants

Section 9.01.     Reduction in Portfolio Yield................................59


                                    ARTICLE X

                            Miscellaneous Provisions


Section 10.01.    Ratification of Agreement...................................60
Section 10.02.    Counterparts................................................60
Section 10.03.    Governing Law...............................................60
Section 10.04.    Construction of Agreement...................................60

                                    EXHIBITS

Exhibit A-1       Form of Class A Certificate
Exhibit A-2       Form of Class B Certificate
Exhibit B         Form of Monthly Payment Instructions and Notification
                    to the Trustee and the L/C Issuer
Exhibit C         Form of Monthly Statement
Exhibit D         Form of Monthly Servicer's Certificate
Exhibit E         Form of Letter of Credit


                                    SCHEDULE

Schedule 1        Recognized Dealers

                           SERIES 1999-1 SUPPLEMENT dated as of February 17, 1999, among CITIBANK (SOUTH DAKOTA), N.A., a national banking association, Seller and Servicer; CITIBANK (NEVADA), NATIONAL ASSOCIATION, a national banking association, Seller; and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.


                  Pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), among the Sellers, the Servicer and the Trustee, the Sellers have created Citibank Credit Card Master Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Sellers may from time to time direct the Trustee to issue, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

                  Pursuant to this Series Supplement, the Sellers and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.


                                    ARTICLE I

                   Creation of the Series 1999-1 Certificates

                  Section 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as "Citibank Credit Card Master Trust I, Series 1999-1". The Series 1999-1 Certificates shall be issued in two Classes, the first of which shall be known as the "5.50% Class A Credit Card Participation Certificates, Series 1999-1", and the second of which shall be known as the "5.75% Class B Credit Card Participation Certificates, Series 1999-1".

                  (b) Series 1999-1 shall be included in Group One. Notwithstanding any provision in the Agreement or in this Series Supplement, the first Distribution Date with respect to Series 1999-1 shall be the March 1999 Distribution Date.

                  (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.


                                   ARTICLE II

                                   Definitions

                  Section 2.01. Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  "Accumulation Period" shall mean, unless an Amortization Event shall have occurred prior thereto, the period commencing at the close of business on the fourth-to-last Business Day of January 2003, or such later date as is determined in accordance with Section 7.03, and ending upon the first to occur of (a) the commencement of the Early Amortization Period and (b) the payment in full to Class A Certificateholders and Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively.

                  "Accumulation Period Amount" shall mean for each Monthly Period an amount equal to the product of (i) Available Expected Principal for such Monthly Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of (a) the Initial Invested Amount and (b) the initial invested amounts of all Variable Accumulation Series which are not in their revolving periods as of such Monthly Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions of Section 7.03 applied to each such Series (applying such provisions first to the Variable Accumulation Series with the latest expected final payment date and next to each Series with the next preceding expected final payment date); provided further, that a Variable Accumulation Series shall be deemed to be in its revolving period in each Monthly Period in which the sum of the expected controlled accumulation or amortization amounts for all subsequent monthly periods for such Series is equal to the initial invested amount of such Series.

                  "Additional Class A Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional Class B Certificates" shall have the meaning specified in Section 7.02(a).

                  "Additional Interest" shall mean, at any time of determination, the sum of Class A Additional Interest and Class B Additional Interest.

                  "Additional Investor Certificates" shall mean any one of the Additional Class A Certificates or the Additional Class B Certificates.

                  "Additional Issuance" shall have the meaning specified in
Section 7.02(a).

                  "Additional Issuance Date" shall have the meaning specified in Section 7.02(a).

                  "Adjusted Invested Amount" shall mean the Series Adjusted Invested Amount with respect to Series 1999-1.

                  "Allocable Defaulted Amount" shall mean, with respect to any Due Period, an amount equal to the product of (a) the Series 1999-1 Allocation Percentage with respect to such Due Period, (b) the Floating Allocation Percentage with respect to such Due Period and (c) the Defaulted Amount with respect to such Due Period.

                  "Allocable Finance Charge Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1999-1 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Finance Charge Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Allocable Miscellaneous Payments" shall mean, with respect to any Distribution Date, the product of (a) the Series 1999-1 Allocation Percentage for the related Due Period and (b) Miscellaneous Payments with respect to the related Due Period.

                  "Allocable Principal Collections" shall mean, with respect to any Deposit Date or Distribution Date, the product of (a) the Series 1999-1 Allocation Percentage for the related Due Period and (b) the aggregate amount of Collections in respect of Principal Receivables relating to any Deposit Date or Distribution Date, as applicable.

                  "Available Enhancement Amount" shall mean, with respect to any date of determination,

                  (a) prior to the draw under the L/C pursuant to Section 4.11(b)(ii) on the L/C Funding Date, the Available L/C Amount, and

                  (b) upon and after such draw on the L/C Funding Date, the Available L/C Funding Amount;

provided, however, that following the occurrence of an Economic Special Payment Date and the draw under the L/C (or the withdrawal from the L/C Funding Account, as the case may be) pursuant to Section 4.11(j), the Available Enhancement Amount shall be zero.

                  "Available Expected Principal" for any date of determination with respect to each Monthly Period shall be equal to the excess of (a) the Expected Monthly Principal for such Monthly Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all Fixed Accumulation Series which are not in their revolving periods as of such Monthly Period and (ii) all principal collections projected by the Servicer to be allocable to any other Series with respect to which an Amortization Event shall have occurred on or prior to such date of determination.

                  "Available Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) an amount equal to (i) Investor Principal Collections for such Distribution Date, minus (ii) the amount of Subordinated Principal Collections with respect to such Distribution Date which pursuant to Section 4.10(a) is required to fund any deficiency pursuant to
Section 4.06(a)(i) and (a)(iii) or (c)(i) and (c)(iii), as the case may be, for such Distribution Date, plus (b) Allocable Miscellaneous Payments on deposit in the Collection Account for such Distribution Date, plus (c) Series 1999-1 Excess Principal Collections on deposit in the Collection Account for such Distribution Date plus (d) Subordinated Series Reallocated Principal Collections on deposit in the Collection Account for such Distribution Date.

                  "Available L/C Amount" shall mean, as of any date of determination, the amount available to be drawn under the L/C from time to time, which on any date of determination shall be equal to the Initial Available L/C Amount minus (i) the amount of all drawings under the L/C (other than pursuant to Section 4.11(b)(ii)) before such date of determination, plus (ii) the amount of all payments made to the L/C Issuer pursuant to Section 4.09(j) prior to such date of determination; provided that following the draw under the L/C pursuant to subsection 4.11(b)(ii) on the L/C Funding Date, the Available L/C Amount shall be zero.

                  "Available L/C Funding Amount" shall mean, as of any date of determination, the amount available to be withdrawn from the L/C Funding Account from time to time, which on any date of determination shall be equal to the lesser of

                  (a) the Initial Available L/C Amount, and

                  (b) the amount on deposit in the L/C Funding Account on such date (exclusive of any earnings on the L/C Funding Account Investments and before giving effect to any deposits or withdrawals on such date).

                  "Available Shared Enhancement Amount" shall mean, with respect to any date of determination, the lesser of (a) the Initial Shared L/C Amount and (b) the excess, if any, of the Available Enhancement Amount on such date over the Initial Class B L/C Amount.

                  "Class A Additional Interest" shall have the meaning specified in Section 4.02(a).

                  "Class A Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class A Invested Percentage for such Distribution Date and (b) the Class A Funding Account Shortfall for such Distribution Date, if any, and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date.

                  "Class A Certificate Rate" shall mean 5.50% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "Class A Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class A Certificates.

                  "Class A Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1. For the avoidance of doubt, when used in this Series Supplement the term "Class A Certificates" shall include any Additional Class A Certificates.

                  "Class A Covered Amount" shall mean, with respect to any Monthly Period, one-twelfth of the product of (a) the Class A Certificate Rate and (b) the Class A Principal Funding Account Balance, if any, for such Monthly Period.

                  "Class A Excess Investment Proceeds" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Investment Proceeds for such Monthly Period over (b) the Class A Covered Amount for such Monthly Period.

                  "Class A Expected Final Payment Date" shall mean the February 2004 Distribution Date.

                  "Class A Funding Account Shortfall" shall mean, with respect to any Monthly Period, an amount equal to the excess, if any, of (a) the Class A Covered Amount for such Monthly Period over (b) the Class A Investment Proceeds for such Monthly Period.

                  "Class A Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class A Certificates, which is $750,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class A Certificates.

                  "Class A Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class A Interest Shortfall" shall have the meaning specified in Section 4.02(a).

                  "Class A Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class A Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus (c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08(a) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

                  "Class A Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class A Investment Fee" shall mean zero.

                  "Class A Investment Proceeds" shall mean, with respect to any Monthly Period, the aggregate amount of all interest and other investment income (net of investment expenses) earned (and actually received by the Trustee on the Distribution Date following such Monthly Period) on the Class A Principal Funding Account Balance for such Monthly Period.

                  "Class A Investor Charge-Offs" shall have the meaning specified in Section 4.08(a).

                  "Class A Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Due Period and (b) the Class A Invested Percentage for such Distribution Date.

                  "Class A Monthly Interest" shall have the meaning specified in
Section 4.02(a).

                  "Class A Monthly Principal" shall have the meaning specified in Section 4.03(a).

                  "Class A Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class A Principal Draw Amount" shall have the meaning specified in Section 4.11(j).

                  "Class A Principal Funding Account" shall have the meaning specified in Section 4.04(b).

                  "Class A Principal Funding Account Balance" shall mean, with respect to any Monthly Period, the principal amount, if any, on deposit in the Class A Principal Funding Account on the last day of such Monthly Period.

                  "Class B Additional Interest" shall have the meaning specified in Section 4.02(b).

                  "Class B Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the product of (i) Reallocated Investor Finance Charge Collections deposited in the Collection Account for such Distribution Date and (ii) the Class B Invested Percentage for such Distribution Date.

                  "Class B Certificate Rate" shall mean 5.75% per annum, calculated on the basis of a 360-day year of twelve 30-day months.

                  "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                  "Class B Certificateholders' Interest" shall mean that portion of the Certificateholders' Interest evidenced by the Class B Certificates.

                  "Class B Certificates" shall mean any one of the certificates executed by the Banks and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2. For the avoidance of doubt, the term "Class B Certificates" when used in this Series Supplement shall include any Additional Class B Certificates.

                  "Class B Expected Final Payment Date" shall mean the February 2004 Distribution Date.

                  "Class B Initial Invested Amount" shall mean the sum of the aggregate initial principal amount of the Class B Certificates, which is $48,000,000 on the Closing Date, and the aggregate initial principal amount of any Additional Class B Certificates.

                  "Class B Interest Funding Account" shall have the meaning specified in Section 4.04(a).

                  "Class B Interest Shortfall" shall have the meaning specified in Section 4.02(b).

                  "Class B Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Class B Initial Invested Amount, minus
(b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(h)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b), minus
(d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) (excluding any Subordinated Principal Collections that have resulted in a reduction in the L/C Invested Amount pursuant to Section 4.08(c)), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a), and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

                  "Class B Invested Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the Invested Amount as of such last day.

                  "Class B Investor Charge-Offs" shall have the meaning specified in Section 4.08(b).

                  "Class B Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Allocable Defaulted Amount for the related Due Period and (b) the Class B Invested Percentage for such Distribution Date.

                  "Class B Monthly Interest" shall have the meaning specified in
Section 4.02(b).

                  "Class B Monthly Principal" shall have the meaning specified in Section 4.03(b).

                  "Class B Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Invested Amount is to be paid in full.

                  "Class B Principal Draw Amount" shall have the meaning specified in Section 4.11(j).

                  "Closing Date" shall mean February 17, 1999.

                  "Controlled Amortization Amount" shall mean $68,181,818; provided that after any Additional Issuance Date, or if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount shall mean the amount to be specified on such Additional Issuance Date or on the date on which the Accumulation Period is postponed, as applicable; provided further, that if the commencement of the Accumulation Period is postponed pursuant to Section 7.03, the Controlled Amortization Amount for each Monthly Period shall be no greater than the Accumulation Period Amount for such Monthly Period and no less than the lesser of (a) the Accumulation Period Amount for such Monthly Period and (b) one-eleventh of the Class A Initial Invested Amount; provided, however, that the sum of the Controlled Amortization Amounts for all Monthly Periods during the postponed Accumulation Period shall not be less than the Class A Initial Invested Amount.

                  "Controlled Distribution Amount" shall mean, for any Distribution Date with respect to a Monthly Period, an amount equal to the sum of the Controlled Amortization Amount and any existing Deficit Controlled Amortization Amount.

                  "Cumulative Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the Excess Interest Amount with respect to such Distribution Date and (b) the aggregate Excess Interest Amounts with respect to prior Distribution Dates which have not been deposited in the Class B Interest Funding Account pursuant to Section 4.09(c) or 4.11(f); provided, however, that with respect to the first Distribution Date, the Cumulative Excess Interest Amount shall be zero.

                  "Cut-Off Date" shall mean January 26, 1999.

                  "Default Draw Amount" shall have the meaning specified in
Section 4.11(g).

                  "Deficit Controlled Amortization Amount" shall mean (a) on the first Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date and
(b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Amortization Amount plus any then existing Deficit Controlled Amortization Amount over the amount distributed from the Collection Account as Class A Monthly Principal for such Distribution Date.

                  "Determination Date" shall mean the earlier of the fifth Business Day and the eighth calendar day preceding the seventh day of each calendar month (or, if such seventh day is not a Business Day, the next succeeding Business Day).

                  "Distribution Date" shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day, commencing March 15, 1999.

                  "Early Amortization Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to Series 1999-1 is deemed to have occurred, and ending upon the earlier to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively, and the payment in full to the L/C Issuer of the L/C Invested Amount and (ii) the Termination Date.

                  "Economic Amortization Event" shall mean an Amortization Event set forth in Section 6.01(c) or (e).

                  "Economic Special Payment Date" shall mean the Special Payment Date falling in the Due Period following the Due Period in which an Economic Amortization Event is deemed to have occurred.

                  "Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to
Section 4.06(a)(v) or (c)(v) and (b)(iii) or (d)(iii), as the case may be, with respect to such Distribution Date.

                  "Excess Interest Amount" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (a) (i) the outstanding principal balance of the Class B Certificates as of the preceding Distribution Date (after subtracting therefrom the aggregate amount of distributions of Class B Monthly Principal made to the Class B Certificateholders on or before such preceding Distribution Date) minus (ii) the Class B Invested Amount as of such preceding Distribution Date (after giving effect to any increase or decrease in the Class B Invested Amount on such preceding Distribution Date) and (b) the Class B Certificate Rate; provided, however, that with respect to the first Distribution Date, the Excess Interest Amount shall be zero.

                  "Excluded Series" shall mean Series 1995-7 and any other Series designated in the related Supplement as an Excluded Series.

                  "Expected Monthly Principal" shall be equal to the product of
(i) the lowest of the monthly principal payment rates expressed as a decimal for the 12 months preceding the date of such calculation and (ii) the initial invested amounts of all outstanding Series, other than Excluded Series (except if an Amortization Event has occurred with respect to such Excluded Series).

                  "Fixed Accumulation Series" shall mean each outstanding Series, other than Excluded Series, for which, pursuant to the terms of the related Supplement, the commencement date of the Accumulation Period may not be changed at the option of the Servicer.

                  "Floating Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the Invested Amount and the L/C Invested Amount, if any, as of the first day of such Due Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1999-1 Allocation Percentage with respect to the Due Period in respect of which the Floating Allocation Percentage is being determined; provided, however, that, with respect to the first Due Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the product of (x) the total amount of Principal Receivables in the Trust on the Cut-Off Date and (y) the Series 1999-1 Allocation Percentage with respect to the Cut-Off Date; provided further that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Gross Amount" shall mean, for each Distribution Date with respect to a Monthly Period, the sum of (a) the Gross Amount Allocation Percentage of Allocable Finance Charge Collections for the Due Period immediately preceding such Distribution Date, (b) Reallocated Investor Finance Charge Collections for such Distribution Date and (c) the Class A Excess Investment Proceeds for such Distribution Date, if any.

                  "Gross Amount Allocation Percentage" shall mean 100% minus the Floating Allocation Percentage.

                  "Group One" shall mean Series 1999-1 and each other Series specified in the related Supplement to be included in Group One.

                  "Group One Investor Additional Amounts" shall mean, with respect to any Distribution Date, the sum of (a) Series 1999-1 Additional Amounts for such Distribution Date and (b) for all other Series included in Group One, the sum of (i) the aggregate net amount by which the invested amounts of the Investor Certificates of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

                  "Group One Investor Default Amount" shall mean, with respect to any Distribution Date, the sum of (a) the Series 1999-1 Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) Series 1999-1 Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group One for such Distribution Date.

                  "Group One Investor Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) Series 1999-1 Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Group One for such Distribution Date.

                  "Initial Available L/C Amount" shall mean $47,880,000.

                  "Initial Class B L/C Amount" shall mean $7,980,000.

                  "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount and the Class B Initial Invested Amount.

                  "Initial Shared L/C Amount" shall mean $39,900,000.

                  "Interest Draw Amount" shall have the meaning specified in
Section 4.11(f).

                  "Interest Funding Accounts" shall mean the Class A Interest Funding Account and the Class B Interest Funding Account.

                  "Interest Payment Date" shall mean the fifteenth day of each February and August (or, if such day is not a Business Day, the next succeeding Business Day), commencing on the August 1999 Distribution Date.

                  "Interest Period" shall mean, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

                  "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (a) the Class A Invested Amount as of such date and (b) the Class B Invested Amount as of such date; provided, however, for purposes of Section 4.12(c) and Section 7.01, "Invested Amount" shall mean, when used with respect to any date, an amount equal to the sum of (i) the Class A Invested Amount as of such date, (ii) the Class B Invested Amount as of such date and (iii) the L/C Invested Amount, if any, as of such date.

                  "Investor Charge-Offs" shall mean, with respect to any Due Period, the Class A Investor Charge-Offs for such Due Period and the Class B Investor Charge-Offs for such Due Period.

                  "Investor Finance Charge Collections" shall mean, with respect to any Distribution Date, an amount equal to (a) the product of (i) the Floating Allocation Percentage for the related Due Period and (ii) Allocable Finance Charge Collections deposited in the Collection Account for the related Due Period, minus (b) the aggregate amount of Servicer Interchange for the related Due Period.

                  "Investor Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period), (b) the amount, if any, of Collections of Finance Charge Receivables and Excess Finance Charge Collections to be distributed pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be, on such Distribution Date and (c) the amount, if any, of Excess Finance Charge Collections to be distributed pursuant to Sections 4.09(b), (d), (f), (h) or (i) on such Distribution Date.

                  "L/C" shall mean the irrevocable Letter of Credit issued in favor of the Trustee for the benefit of the Series 1999-1 Certificateholders delivered in accordance with Section 4.11(a), substantially in the form of Exhibit E.

                  "L/C Charge-Offs" shall have the meaning specified in Section 4.08(d).

                  "L/C Default Amount" shall mean, with respect to any Distribution Date (commencing with the Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred), the Allocable Defaulted Amount for the related Due Period.


                  "L/C Funding Account" shall have the meaning specified in
Section 4.11(c).

                  "L/C Funding Account Investments" shall mean Eligible Investments; provided, that such investments shall mature not later than the following Transfer Date.

                  "L/C Funding Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the L/C Funding Account exceeds the Initial Available L/C Amount.

                  "L/C Funding Date" shall have the meaning specified in
Section 4.11(c).

                  "L/C Initial Invested Amount" shall mean the aggregate amount drawn under the L/C (or withdrawn from the L/C Funding Account) and applied to the payment of principal of the Series 1999-1 Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.11(k)(D) and (E).

                  "L/C Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the L/C Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the L/C Issuer pursuant to
Section 4.06(f)(iv) prior to such date, minus (c) the aggregate amount of L/C Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(d), minus
(d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) that have resulted in a reduction in the L/C Invested Amount pursuant to Section 4.08(c), minus (e) an amount equal to the amount by which the L/C Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) and (b), and plus (f) the sum of (i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(d) and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(i), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e); provided, however, that (i) unless and until a draw is made under the L/C (or a withdrawal is made from the L/C Funding Account) and the proceeds thereof are applied to the payment of principal of the Series 1999-1 Certificates with respect to the Economic Special Payment Date pursuant to
Section 4.11(k)(D) and (E), the L/C Invested Amount shall be zero and (ii) the L/C Invested Amount may not be reduced below zero.

                  "L/C Issuer" shall mean State Street Bank and Trust Company, in its capacity as issuer of the L/C pursuant to the L/C Reimbursement Agreement, or any successor L/C Issuer pursuant to Section 4.11(b).

                  "L/C Issuer Downgrade" shall have the meaning specified in
Section 4.11(b).

                  "L/C Monthly Interest" shall mean, with respect to any Distribution Date following the Economic Special Payment Date, an amount equal to one-twelfth of the product of (a) the L/C Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the L/C Issuer on such preceding Distribution Date pursuant to
Section 4.06(f)(iv)) and (b) a fraction, the numerator of which is equal to the sum of (i) the product of (x) the Class A Certificate Rate and (y) the outstanding principal balance of the Class A Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date) and (ii) the product of (x) the Class B Certificate Rate and (y) the outstanding principal balance of the Class B Certificates as of the close of business on such preceding Distribution Date (after giving effect to any distribution of Class B Monthly Principal on such preceding Distribution Date), and the denominator of which is the sum of the outstanding principal balances referred to in clauses (i)(y) and (ii)(y) above; provided, however, that with respect to each Distribution Date following the Distribution Date on which the outstanding principal balance of the Class A Certificates has been reduced to zero, "L/C Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (A) the L/C Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any distribution to the L/C Issuer on such preceding Distribution Date pursuant to
Section 4.06(f)(iv)) and (B) the Class B Certificate Rate.

                  "L/C Monthly Principal" shall mean, for any Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full and provided that the Economic Special Payment Date has occurred, the Available Investor Principal Collections for such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date); provided, however, that the L/C Monthly Principal shall not exceed the L/C Invested Amount.

                  "L/C Monthly Servicing Fee" shall have the meaning specified in Section 3.01.

                  "L/C Rate" shall have the meaning specified in the L/C Reimbursement Agreement.

                  "L/C Reimbursement Agreement" shall mean the L/C Reimbursement Agreement dated as of the date hereof among the Sellers, the Servicer, the L/C Issuer and the Trustee, as it may be amended, supplemented or otherwise modified from time to time.

                  "Monthly Period" shall mean each period beginning on and including a Distribution Date and ending on and including the day preceding the following Distribution Date; provided that the first Monthly Period shall begin on the first Distribution Date with respect to the Accumulation Period and the last Monthly Period shall end on the day preceding the last Distribution Date with respect to the Accumulation Period.

                  "Net Servicing Fee Rate" shall mean (i) so long as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, 0.37% per annum and (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, 0.77% per annum.

                  "Payment Date" shall mean any Interest Payment Date and any Special Payment Date.

                  "Principal Allocation Percentage" shall mean, with respect to any Due Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the Revolving Period and the denominator of which is the product of (a) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Due Period and (b) the Series 1999-1 Allocation Percentage with respect to the Due Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that, with respect to any Due Period in which a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs, the amount referred to in clause (a) shall be the weighted average of the amount of Principal Receivables in the Trust on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the immediately preceding Due Period.

                  "Reallocated Investor Finance Charge Collections" shall mean that portion of Group One Investor Finance Charge Collections allocated to Series 1999-1 pursuant to Section 4.12.

                  "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) the L/C Invested Amount, if any, on such Distribution Date, plus (iii) accrued and unpaid interest on the unpaid balance of the Series 1999-1 Certificates (calculated on the basis of the outstanding principal balance of the Class A Certificates and the Class B Certificates at the Class A Certificate Rate and the Class B Certificate Rate, respectively) through the day preceding such Distribution Date, plus (iv) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not deposited into the Class A Interest Funding Account or the Class B Interest Funding Account, as applicable, on a prior Distribution Date.

                  "Reimbursement Draw Amount" shall have the meaning specified in Section 4.11(h).

                  "Required Amount" shall have the meaning specified in Section 4.05.

                  "Required Draw Amount" shall have the meaning specified in
Section 4.11(e).

                  "Required Surplus Finance Charge Amount" shall mean, with respect to any Due Period, an amount equal to one-twelfth of the product of (a) the Invested Amount as of the last day of the immediately preceding Due Period and (b) a decimal to be set by the Sellers, which shall initially equal zero (and which shall never be less than zero); provided, however, that for purposes of Section 2.01(b) such decimal shall at all times be deemed to be the decimal as set by the Sellers plus 0.01. The Sellers may, from time to time, change the decimal to be set for purposes of clause (b) upon notice to the Trustee, each Rating Agency and the L/C Issuer and, if such decimal is to be increased, upon delivery by each Seller to the Trustee and the L/C Issuer of a certificate of a Vice President or more senior officer to the effect that such Seller reasonably believes that such increase will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

                  "Revolving Period" shall mean the period beginning at the close of business on the Business Day immediately preceding the Cut-Off Date and ending on the earlier of (a) the close of business on the day the Accumulation Period commences and (b) the close of business on the day the Early Amortization Period commences.

                  "Sellers' Allocable Share" shall mean, for each Distribution Date with respect to a Monthly Period, the Gross Amount for such Distribution Date less the sum of (a) the Class A Allocable Share for such Distribution Date and (b) the Class B Allocable Share for such Distribution Date.

                  "Sellers' Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Finance Charge Receivables and Defaulted Receivables and Principal Receivables during the Revolving Period, and
(b) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Accumulation Period and the Early Amortization Period.

                  "Series 1999-1" or "Series 1999-1 Certificates" shall mean the Series of Investor Certificates (including any Additional Investor Certificates), the terms of which are specified in this Series Supplement.

                  "Series 1999-1 Accounts" shall have the meaning set forth in
Section 4.04(c).

                  "Series 1999-1 Additional Amounts" shall mean, with respect to any Distribution Date, the sum of the amounts determined pursuant to Sections 4.09(b), (c)(ii), (f) and (i) for such Distribution Date.

                  "Series 1999-1 Allocation Percentage" shall mean the Series Allocation Percentage with respect to Series 1999-1.

                  "Series 1999-1 Certificateholders" shall mean the Holders of Series 1999-1 Certificates.

                  "Series 1999-1 Certificateholders' Interest" shall mean the Class A Certificateholders' Interest and the Class B Certificateholders' Interest.

                  "Series 1999-1 Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the Allocable Defaulted Amount for the related Due Period.

                  "Series 1999-1 Excess Principal Collections" shall mean that portion of Excess Principal Collections allocated to Series 1999-1 pursuant to
Section 4.13.

                  "Series 1999-1 Monthly Fees" shall mean, with respect to any Distribution Date, the sum of (a) the amount determined pursuant to Section 4.09(g) and (b) (i) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to
Section 4.06(a)(iii), Section 4.06(b)(ii) and Section 4.09(e), (ii) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(iii) and Section 4.06(d)(ii), or (iii) for any Distribution Date from and including the March 2003 Distribution Date, to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, the amounts determined pursuant to Section 4.06(a)(iv) and Section 4.06(c)(iv).

                  "Series 1999-1 Monthly Interest" shall mean (a) for any Distribution Date with respect to the Revolving Period or the Early Amortization Period, the amounts determined pursuant to Section 4.06(a)(i) and (b)(i) and any L/C Monthly Interest for such Distribution Date or (b) for any Distribution Date with respect to any Monthly Period, the amounts determined pursuant to Section 4.06(c)(i) and (d)(i) (excluding any amounts relating to the Class A Funding Account Shortfall).

                  "Series 1999-1 Principal Shortfall" shall have the meaning specified in Section 4.13.

                  "Series Supplement" shall mean this Series Supplement as amended and supplemented from time to time, including without limitation, pursuant to Section 7.02.

                  "Servicer Interchange" shall mean, for any Due Period, the product of (a) the Floating Allocation Percentage for such Due Period and (b) the portion of Allocable Finance Charge Collections deposited in the Collection Account for such Due Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Due Period shall not exceed one-twelfth of the product of (i) the sum of the Invested Amount and the L/C Invested Amount, if any, as of the last day of the preceding Due Period and (ii) 1.50%.

                  "Servicing Fee" shall have the meaning specified in Section 3.01.

                  "Servicing Fee Rate" shall mean 2.27% per annum.

                  "Special Draw Amount" shall have the meaning specified in
Section 4.11(i).

                  "Special Payment Date" shall mean each Distribution Date with respect to the Early Amortization Period.

                  "Subordinated Principal Collections" shall mean, with respect to each Distribution Date, the product of (a) the Floating Allocation Percentage, with respect to the Revolving Period, or the Principal Allocation Percentage, with respect to the Accumulation Period or the Early Amortization Period, of Allocable Principal Collections deposited in the Collection Account for the related Due Period (or any partial Due Period which occurs as the first Due Period during the Early Amortization Period) and (b) the Class B Invested Percentage for such Distribution Date.

                  "Subordinated Series" shall mean any Series which, pursuant to the terms of the related Supplement, is subordinated in any manner to the Series 1999-1 Certificates.

                  "Subordinated Series Reallocated Principal Collections" shall mean, with respect to any Distribution Date, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to Series 1999-1 and treated as a portion of Available Investor Principal Collections for such Distribution Date.

                  "Surplus Finance Charge Collections" shall mean, with respect to any Due Period, the amount of (a) Reallocated Investor Finance Charge Collections for the related Distribution Date minus (b) the sum of the amounts (but not including any amounts relating to any Class A Funding Account Shortfall in any such case), without duplication, determined pursuant to (x) Section 4.06(a)(i), (ii), (iii) and (iv) or Section 4.06(c)(i), (ii), (iii) and (iv), as applicable, (y) Section 4.06(b)(i) and (ii) or Section 4.06(d)(i) and (ii), as applicable, and (z) Section 4.09(a), (b), (c), (d), (e), (f), (g), (h), (i) and
(j)(which determination shall be made without regard to whether such amounts are actually paid pursuant to Section 4.06 or Section 4.09).

                  "Termination Date" shall mean the February 2006 Distribution Date.

                  "Termination Proceeds" shall mean any Termination Proceeds arising out of a sale of Receivables (or interests therein) pursuant to Section 12.02(c) of the Agreement with respect to Series 1999-1.

                  "Total Draw Amount" shall have the meaning specified in
Section 4.11(k).

                  "Variable Accumulation Series" shall mean each outstanding Series, other than Series 1999-1 and Excluded Series, which is not a Fixed Accumulation Series.

                  (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Adverse Effect" shall mean whenever used in this Series Supplement or the Agreement with respect to Series 1999-1 with respect to any action, that such action will (i) at the time of its occurrence or at any future date result in the occurrence of an Amortization Event, (ii) adversely affect the amount of distributions to be made to the Class A Certificateholders, the Class B Certificateholders or the L/C Issuer pursuant to this Series Supplement or the timing of such distributions or (iii) result at any time in the future in the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods not being in excess of the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to Series 1999-1, Moody's and Standard & Poor's. As used in this Series Supplement and in the Agreement with respect to Series 1999-1 (including, without limitation, for purposes of the investment of funds on deposit in the L/C Funding Account up to the Available Shared Enhancement Amount on any date), "highest investment category" shall mean (i) in the case of Standard & Poor's, A-1+ or AAA, as applicable, and (ii) in the case of Moody's, P-1 or Aaa, as applicable; provided, however, notwithstanding any provision of the Agreement or this Series Supplement, for purposes of the investment of funds in the L/C Funding Account (but only to the extent such funds exceed the Available Shared Enhancement Amount on any date) and the Class B Interest Funding Account, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, A-1, A-1+ or AAA, as applicable, and
(ii) in the case of Moody's, P-1 or Aaa, as applicable.

                  (d) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

                  (e) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

                  (f) [Intentionally Omitted.]

                  (g) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Eligible Institution", when used in the Agreement with respect to Series 1999-1 shall mean a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or a domestic branch of a foreign bank), which at all times (a) has (i) a long-term unsecured debt rating of A2 or better by Moody's and (ii) a certificate of deposit rating of P-1 by Moody's and (b) has (i) in the case of the Collection Account, if such depository institution is an Affiliate of Citicorp, a certificate of deposit rating of A-1 or better by Standard & Poor's or (ii) for any other depository institution (or for any Affiliate of Citicorp, in the case of any Series Account), either (x) a long-term unsecured debt rating of AAA by Standard & Poor's or (y) a certificate of deposit rating of A-1+ by Standard & Poor's; provided, however, that "Eligible Institution" as such term is applied to a separate L/C Funding Account established exclusively for the deposit of a drawing of the Initial Class B L/C Amount pursuant to Section 4.11(b) shall have the meaning stated above except that such institution is required, with respect to Standard & Poor's, to have either a long-term unsecured debt rating of at least A or a certificate of deposit rating of at least A-1. However, any deposit account established exclusively for the deposit of all or a portion of the Initial Class B L/C Amount shall not otherwise be considered to be separate from the deposit account containing the related amount of the Initial Shared L/C Amount and the two together shall constitute one L/C Funding Account for the purposes of this Supplement.

                  Section 2.02. Amendment to Definition of "Series Adjusted Invested Amount". (a) Notwithstanding any provision of the Agreement or this Series Supplement, the term "Series Adjusted Invested Amount" or "Adjusted Invested Amount", when used in the Agreement or this Series Supplement with respect to Series 1999-1, shall mean, for any Due Period, the initial principal amount of the Series 1999-1 Certificates (including the initial principal amount of any Additional Investor Certificates issued through such Due Period) after subtracting therefrom the excess, if any, of the cumulative amount of Investor Charge-Offs as of the last day of the immediately preceding Due Period over the aggregate reimbursement of Investor Charge-Offs as of such last day.

                  (b) Each of the Sellers hereby represents and warrants to the Trustee as of the date of this Series Supplement that, on or prior to the date of this Series Supplement, the conditions set forth in Section 13.01(a) of the Agreement have been satisfied with respect to the amendment set forth in Section 2.02(a).


                                   ARTICLE III

                              Servicer and Trustee

                  Section 3.01. Servicing Compensation. A monthly servicing fee (the "Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date in respect of any Due Period (or portion thereof) occurring prior to the earlier of the first Distribution Date following the Termination Date and the first Distribution Date on which the Invested Amount and the L/C Invested Amount, if any, are zero, in the aggregate amount specified below.

                  On each Distribution Date, Servicer Interchange with respect to the related Due Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Servicing Fee payable by the Series 1999-1 Certificateholders with respect to such Due Period.

                  The share of the Servicing Fee allocable to the Class A Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class A Monthly Servicing Fee") shall be equal to one-twelfth of the product of
(a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the L/C Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class A Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first Distribution Date, the Class A Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class A Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs the Class A Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the fifteenth day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class A Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable to the Class B Certificateholders (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date (the "Class B Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate, (b) the sum of the Invested Amount and the L/C Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date and (c) the Class B Invested Percentage with respect to such Distribution Date; provided, however, with respect to the first

Distribution Date, the Class B Monthly Servicing Fee shall be equal to the Servicing Fee accrued on the Class B Initial Invested Amount at the Net Servicing Fee Rate for the period from the Closing Date to but excluding the first Distribution Date, calculated on the basis of a 360-day year of twelve 30-day months and provided further, that with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, the Class B Monthly Servicing Fee shall be increased by an amount equal to the product of (a) the Net Servicing Fee Rate, (b) a fraction, the numerator of which is 30 minus the actual number of days in the period from and including the fifteenth day of the calendar month in which such Additional Issuance Date occurs to but excluding such Additional Issuance Date and the denominator of which is 360, times (c) the increase in the Invested Amount after giving effect to the related Additional Issuance and (d) the Class B Invested Percentage with respect to such Distribution Date. The share of the Servicing Fee allocable to the L/C Issuer (after giving effect to the distribution of Servicer Interchange, if any, to the Servicer) with respect to any Distribution Date relating to the Early Amortization Period, following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full (the "L/C Monthly Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Net Servicing Fee Rate and (b) the L/C Invested Amount, if any, as of the last day of the Due Period second preceding such Distribution Date.

                  On each Distribution Date, the Sellers shall pay a portion of the Servicing Fee with respect to the related Due Period in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate, (b) the Sellers' Participation Amount as of the last day of the Due Period second preceding such Distribution Date (or, if a Lump Addition occurs or a removal of Accounts pursuant to Section 2.10 of the Agreement occurs in the following Due Period, the weighted average of the Sellers' Participation Amount on the date on which such Lump Addition or removal of Accounts occurs (after giving effect thereto) and the last day of the second preceding Due Period) and (c) the Series 1999-1 Allocation Percentage for the related Due Period. In no event shall the Trust, the Trustee, the Series 1999-1 Certificateholders or the L/C Issuer be liable for the share of the Servicing Fee to be paid by the Sellers.

                  The (i) Class A Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.06(a)(iii) or (c)(iii), as the case may be, (ii) Class B Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to Section 4.06(b)(ii) or (d)(ii), as the case may be, and (iii) L/C Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution pursuant to
Section 4.09(e).

                  Section 3.02. Trustee Appointment of Agents. The Trustee may appoint one or more agents to perform any of the Trustee's duties, responsibilities or obligations with respect to Series 1999-1; provided, however, that regardless of the appointment of any agent pursuant to this
Section 3.02, the Trustee shall continue to be fully responsible for all of its duties, responsibilities and obligations with respect to Series 1999-1.


                                   ARTICLE IV

                 Rights of Series 1999-1 Certificateholders and
                    Allocation and Application of Collections

                  Section 4.01. Allocations. (a) Allocations. Collections of Finance Charge Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments allocated to Series 1999-1 pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocated from other Series in Group One) shall be allocated and distributed or reallocated as set forth in this Article.

                  (b) Payments to Sellers. The Servicer shall withdraw from the Collection Account and pay to the Sellers on the dates set forth below the following amounts:

                  (i) on Deposit Dates with respect to the Revolving Period and the Early Amortization Period:

                           (A) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Finance Charge Collections, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution Date); and

                           (B) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero; and

                  (ii) on Deposit Dates with respect to any Monthly Period:

                           (A) an amount equal to the Sellers' Allocable Share
                  for the related Distribution Date, minus, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the portion of the Servicing Fee with respect to the related Due Period that is required to be paid by the Sellers (which shall be withdrawn from the Collection Account and paid to the Servicer on the related Distribution
                  Date); and

                           (B) an amount equal to the Sellers' Percentage for
                  the related Due Period of Allocable Principal Collections, if the Sellers' Participation Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                  The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including Transfer Deposit Amounts, Adjustment Payments, payment of the purchase price for the Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 1999-1 Certificateholders' Interest pursuant to
Section 7.01 of this Series Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or 12.02 of the Agreement.

                  Section 4.02. Determination of Monthly Interest. (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the outstanding principal balance of the Class A Certificates as of the close of business on the preceding Distribution Date (after giving effect to any distribution of Class A Monthly Principal on such preceding Distribution Date), minus, for each Distribution Date with respect to the Accumulation Period, the aggregate amount of all deposits of Class A Monthly Principal previously made to the Class A Principal Funding Account; provided, however, that (i) with respect to the first Distribution Date, Class A Monthly Interest shall be equal to $3,208,333.33; (ii) with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class A Monthly Interest shall be increased by the amount of interest accrued and payable at the Class A Certificate Rate on the principal amount of Additional Class A Certificates through but excluding such Distribution Date; and (iii) Class A Monthly Interest payable on the February 2004 Distribution Date shall include interest on the principal amount of the Class A Certificates which is repaid on such Distribution Date for the period from and including February 15, 2004 to and excluding such Distribution Date, for the actual number of days elapsed computed at the Class A Certificate Rate. Class A Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall") of (x) the aggregate Class A Monthly Interest plus the aggregate Class A Covered Amount for the Interest Period applicable to such Payment Date over (y) the amount which will be on deposit in the Class A Interest Funding Account on such Payment Date. If the Class A Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class A Additional Interest") equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class A Interest Shortfall is paid to Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

                  (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any increase or decrease of the Class B Invested Amount on such preceding Distribution Date); provided, however, that (i) with respect to the first Distribution Date, Class B Monthly Interest shall be equal to $214,666.67;
(ii) with respect to the first Distribution Date of the related Due Period in which an Additional Issuance Date occurs, Class B Monthly Interest shall be increased by the amount of interest accrued and payable at the Class B Certificate Rate on the principal amount of Additional Class B Certificates through but excluding such Distribution Date; and (iii) Class B Monthly Interest payable on the February 2004 Distribution Date shall include interest on the principal amount of the Class B Certificates which is repaid on such Distribution Date for the period from and including February 15, 2004 to and excluding such Distribution Date, for the actual number of days elapsed computed at the Class B Certificate Rate. Class B Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

                  On the Determination Date preceding each Payment Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the aggregate Class B Monthly Interest for the Interest Period applicable to such Payment Date over (y) the amount which will be on deposit in the Class B Interest Funding Account on such Payment Date. If the Class B Interest Shortfall with respect to any Payment Date is greater than zero, an additional amount ("Class B Additional Interest") equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Payment Date to and including the Payment Date on which such Class B Interest Shortfall is paid to Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

                  Section 4.03. Determination of Monthly Principal. (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date to occur with respect to the Accumulation Period, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date; provided, however, that for each Distribution Date with respect to any Monthly Period, Class A Monthly Principal shall not exceed the Controlled Distribution Amount for such Distribution Date; and provided further that Class A Monthly Principal shall not exceed the Class A Invested Amount.

                  (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date beginning with the Class B Principal Commencement Date, shall be equal to the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date); provided, however, that Class B Monthly Principal shall not exceed the Class B Invested Amount.

                  Section 4.04. Establishment of Funding Accounts. (a) (i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Interest Funding Account shall initially be established with Citibank, N.A.

                  (ii) The Servicer, for the benefit of the Class B Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class B Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Class B Interest Funding Account shall initially be established with Citibank, N.A.

                  (iii) Funds on deposit in the Interest Funding Accounts shall be invested by the Servicer on behalf of the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders or the Class B Certificateholders, as applicable; provided that on each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Interest Funding Accounts shall be paid to the Sellers. Funds deposited in the Interest Funding Accounts on any Distribution Date (which are not distributed to Class A Certificateholders or Class B Certificateholders, as applicable, pursuant to Section 4.07 on such Distribution
Date) shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in either Interest Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (b) (i) The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Class A Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Class A Principal Funding Account shall initially be established with Citibank, N.A.

                  (ii) Funds on deposit in the Class A Principal Funding Account shall be invested by the Servicer on behalf of the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Class A Certificateholders; provided that on each Distribution Date all interest and other investment income (net of investment expenses) on funds on deposit therein shall be applied as set forth in clause (iii) below. Funds on deposit in the Class A Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Class A Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (iii) On each Distribution Date with respect to the Accumulation Period, the Servicer shall withdraw from the Class A Principal Funding Account and deposit in the Class A Interest Funding Account all interest and other investment income (net of investment expenses) on funds then on deposit in the Class A Principal Funding Account; provided, however, that Class A Excess Investment Proceeds, if any, with respect to any Distribution Date, shall be deposited in the Collection Account and treated as a portion of the Gross Amount.

                  (iv) Reinvested interest and other investment income on funds deposited in the Class A Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Series Supplement.

                  (c) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Accounts and the Class A Principal Funding Account (collectively, the "Series 1999-1 Accounts") and in all proceeds thereof. The Series 1999-1 Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Class A Certificateholders, Class B Certificateholders or the L/C Issuer, as the case may be. If, at any time, any of the Series 1999-1 Accounts ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Series 1999-1 Account meeting the conditions specified in paragraph (a)(i) or (ii) or (b)(i) above, as applicable, as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series 1999-1 Account.

                  (ii) Pursuant to the authority granted to the Servicer in
Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Series 1999-1 Accounts for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Series Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Series 1999-1 Accounts for the purpose of making distributions to the Series 1999-1 Certificateholders.

                  Section 4.05. Required Amount. With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Required Amount"), if any, by which (a) the sum of
(i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not deposited in the Class A Interest Funding Account on a prior Distribution Date, (iii) Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date (but not including any amount relating to any Class A Funding Account Shortfall), (iv) at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the Class A Monthly Servicing Fee for such Distribution Date and (v) the Class A Investor

Default Amount, if any, for such Distribution Date exceeds (b)(i) the product of
(x) Reallocated Investor Finance Charge Collections for such Distribution Date and (y) the Class A Invested Percentage for such Distribution Date, minus (ii) if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is the Servicer, the portion of the Class A Monthly Servicing Fee for such Distribution Date that will be paid on such Distribution Date pursuant to Section 4.06(a)(iii) or (c)(iii), as the case may be, out of funds on deposit in the Collection Account available therefor. The Servicer will give the Trustee notice of the Required Amount on any Determination Date on which the Servicer determines that the Required Amount is greater than zero.

                  Section 4.06. Application of Reallocated Investor Finance Charge Collections and Available Investor Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Allocable Finance Charge Collections (other than any portion thereof reallocated to other Series in Group One), Collections of Finance Charge Receivables reallocated to Series 1999-1 from other Series in Group One and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, to make the following distributions:

                  (a) Subject to Section 4.06(c), on each Distribution Date, an amount equal to the product of (x) Reallocated Investor Finance Charge Collections with respect to such Distribution Date and (y) the Class A Invested Percentage for such Distribution Date, will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph (ii) below:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account;

                  (ii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                  (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (iv) on each Distribution Date beginning with the March 2003 Distribution Date to but excluding the Distribution Date with respect to the first Monthly Period, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                  (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (b) Subject to Section 4.06(d), on each Distribution Date, an amount equal to the product of (x) Reallocated Investor Finance Charge Collections with respect to such Distribution Date and (y) the Class B Invested Percentage for such Distribution Date, will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and (ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                  (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account;

                  (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                  (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (c) On each Distribution Date with respect to a Monthly Period, an amount equal to the Class A Allocable Share with respect to such Distribution Date will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i), (ii) and (iii) below, such funds shall be allocated among such paragraphs in proportion to the respective amounts specified in each such paragraph; and provided further that funds allocated to the Class A Certificateholders pursuant to paragraphs (i) and (ii) below will be applied first to the amount specified under paragraph (i) below and second to the amount specified under paragraph
(ii) below:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus (without duplication) the amount of any Class A Funding Account Shortfall for such Distribution Date and the amount of any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class A Interest Funding Account;

                  (ii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections for such Distribution Date;

                  (iii) an amount equal to the Class A Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (iv) prior to and including the Distribution Date immediately preceding the Class A Expected Final Payment Date, an amount equal to the Class A Investment Fee, if any, for such Distribution Date shall be distributed to the Sellers (unless such amount has been netted against deposits to the Collection Account); and

                  (v) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (d) On each Distribution Date with respect to a Monthly Period, an amount equal to the Class B Allocable Share with respect to such Distribution Date will be distributed in the following priority; provided, however, that if such funds on deposit in the Collection Account available therefor are less than the sum of the amounts specified in paragraphs (i) and
(ii) below, such funds shall be allocated between such paragraphs in proportion to the respective amounts specified in each such paragraph:

                  (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited by the Servicer or the Trustee into the Class B Interest Funding Account;

                  (ii) an amount equal to the Class B Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account); and

                  (iii) the balance, if any, shall constitute Excess Finance Charge Collections and shall be allocated and distributed as set forth in Section 4.09.

                  (e) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  (f) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period an amount equal to Available Investor Principal Collections deposited in the Collection Account for the related Due Period will be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Invested Amount, shall be deposited by the Servicer or the Trustee into the Class A Principal Funding Account;

                  (ii) for each Distribution Date with respect to the Accumulation Period prior to the Class B Principal Commencement Date, unless an Amortization Event has occurred, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement;

                  (iii) for each Distribution Date, beginning with the Class B Principal Commencement Date, after giving effect to the distribution referred to in clause (i) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of Class B Monthly Principal, shall be distributed by the Servicer or the Trustee to the Class B Certificateholders;

                  (iv) for each Distribution Date with respect to the Early Amortization Period, beginning with the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account, to the extent of L/C Monthly Principal, if any, shall be distributed by the Servicer or the Trustee to the L/C Issuer, in accordance with the L/C Reimbursement Agreement; and

                  (v) for each Distribution Date, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Excess Principal Collections and applied in accordance with Section 4.04 of the Agreement.

                  Section 4.07. Distributions to Series 1999-1
Certificateholders. (a) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class A Interest Funding Account and the Class A Principal Funding Account:

                  (i) on each Payment Date, all amounts on deposit in the Class A Interest Funding Account shall be distributed to the Paying Agent for payment to the Class A Certificateholders; and

                  (ii) on each Special Payment Date and on the Class A Expected Final Payment Date, all amounts on deposit in the Class A Principal Funding Account, to the extent of the Class A Invested Amount, shall be distributed to the Paying Agent for payment to the Class A Certificateholders.

                  (b) The Servicer shall make (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to make the following distributions at the following times from the Class B Interest Funding Account and the Collection Account:

                  (i) on each Payment Date, all amounts on deposit in the Class B Interest Funding Account shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and

                  (ii) on each Special Payment Date and on the Class B Expected Final Payment Date, all amounts on deposit in the Collection Account which are to be distributed to the Class B Certificateholders pursuant to this Series Supplement, to the extent of the principal amount of the Class B Certificates, shall be distributed to the Paying Agent for payment to the Class B Certificateholders.

                  (c) The distributions to be made pursuant to this Section are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Series Supplement.

                  Section 4.08. Investor Charge-Offs. (a) If on any Distribution Date the Required Amount for such Distribution Date exceeds the sum of (x) the amount of Subordinated Principal Collections with respect to such Distribution Date, (y) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (z) the Available Shared Enhancement Amount with respect to such Distribution Date, the L/C Invested Amount shall be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction (but for the proviso in the definition of L/C Invested Amount) would cause the L/C Invested Amount to be a negative number, the L/C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the L/C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the L/C Invested Amount. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the

Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the L/C Invested Amount and the Class B Invested Amount for such Distribution Date pursuant to this Section 4.08(a) (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.09(b).

                  (b) If on any Distribution Date the Class B Investor Default Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the Class B Investor Default Amount pursuant to
Section 4.09(d) and (y) the portion, if any, of the Available Shared Enhancement Amount with respect to such Distribution Date (after giving effect to any draw under the L/C (or any withdrawal from the L/C Funding Account) to fund the Required Draw Amount with respect to such Distribution Date), then the L/C Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the L/C Invested Amount to be a negative number, the L/C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the L/C Invested Amount would have been reduced below zero (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate Class B Investor Charge-Offs) on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs pursuant to paragraph (a) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(f).

                  (c) If on any Distribution Date Subordinated Principal Collections for such Distribution Date are allocated pursuant to Section 4.10(a), the L/C Invested Amount shall be reduced by the amount of such allocated Subordinated Principal Collections. In the event that such reduction would cause the L/C Invested Amount to be a negative number (but for the proviso of the definition of L/C Invested Amount), the L/C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the L/C Invested Amount would have been reduced below zero.

                  (d) If on any Distribution Date the L/C Default Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections with respect to such Distribution Date which are allocated and available to pay the L/C Default Amount pursuant to Section 4.09(h), then the L/C Invested Amount shall be reduced by the amount of such excess (an "L/C Charge-Off"). L/C Charge-Offs shall thereafter be reimbursed and the L/C Invested Amount increased (but not by an amount in excess of the sum of (x) the aggregate L/C Charge-Offs and (y) the aggregate amount by which the L/C Invested Amount has been reduced pursuant to Sections 4.08(a),(b) or (c), which in either case have not been previously reimbursed), on any Distribution Date by the sum of (i) Allocable Miscellaneous Payments with respect to such Distribution Date (but only to the extent such amount is not required to reimburse Class A Investor Charge-Offs or Class B Investor Charge-Offs pursuant to paragraph (a) or (b) above) and (ii) the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.09(i).

                  Section 4.09. Excess Finance Charge Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date (or on the related Transfer Date, if so specified), Excess Finance Charge Collections with respect to such Distribution Date, to make the following distributions in the following priority:

                  (a) an amount equal to the Required Amount, if any, with respect to such Distribution Date shall be distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, such Excess Finance Charge Collections shall be distributed second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date;

                  (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.08(a)(i)) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (c) an amount equal to (i) Class B Monthly Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (ii) the Cumulative Excess Interest Amount for such Distribution Date and (iii) the amount of any Class B Additional Interest due but not deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, shall be deposited into the Class B Interest Funding Account;

                  (d) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (e) with respect to each Distribution Date following the Distribution Date on which the Class A Invested Amount and the Class B Invested Amount are paid in full, provided an Economic Special Payment Date has occurred, an amount equal to the L/C Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account);

                  (f) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (g) an amount equal to the "L/C Fee" (as defined in the L/C Reimbursement Agreement) for such Distribution Date shall be distributed to the L/C Issuer in accordance with the provisions of the L/C Reimbursement Agreement;

                  (h) an amount equal to the L/C Default Amount for such Distribution Date shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (i) an amount equal to the aggregate amount by which the L/C Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "L/C Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date;

                  (j) with respect to each Distribution Date prior to the occurrence of an Economic Amortization Event, an amount equal to the lesser of (i) the balance of such Excess Finance Charge Collections and
         (ii) the excess, if any, of the Initial Available L/C Amount over the Available Enhancement Amount

                           (A) if before the L/C Funding Date, shall be paid to
                  the L/C Issuer on the related Distribution Date for application in accordance with the L/C Reimbursement Agreement, or

                           (B) if on or after the L/C Funding Date, shall be
                  deposited into the L/C Funding Account on the related Transfer Date for application in accordance with the L/C Reimbursement Agreement; and

                  (k) the balance, if any, shall be distributed to the L/C Issuer on such Distribution Date for application in accordance with the L/C Reimbursement Agreement.

                  Section 4.10. Subordinated Principal Collections. The Servicer shall apply (if Citibank (South Dakota) is the Servicer and the Collection Account is maintained with Citibank (South Dakota)) or shall cause the Trustee to apply, on each Distribution Date, Subordinated Principal Collections with respect to such Distribution Date to make the following distributions in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the sum of (x) the amount of Excess Finance Charge Collections with respect to such Distribution Date and (y) the Available Shared Enhancement Amount with respect to such Distribution Date, shall be distributed by the Servicer or the Trustee to fund any deficiency pursuant to Section 4.06(a)(i) and (a)(ii) or Section 4.06(c)(i) and (c)(ii), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall), and, if Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, Section 4.06(a)(iii) or (c)(iii), as the case may be; provided, however, that in the event the Required Amount for such Distribution Date exceeds the sum of the Available Shared Enhancement Amount for such Distribution Date and the amount of Excess Finance Charge Collections and Subordinated Principal Collections with respect to such Distribution Date, the amount drawn under the L/C (or withdrawn from the L/C Funding Account) with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.06(a)(i) or (c)(i), as the case may be (but not including any amount relating to any Class A Funding Account Shortfall), and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided further that at such time as Citibank (South Dakota) or an

         Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount drawn under the L/C (or withdrawn from the L/C Funding Account) with respect to such Required Amount and such Excess Finance Charge Collections and Subordinated Principal Collections shall be applied second to fund any deficiency in the Class A Monthly Servicing Fee for such Distribution Date and third to pay the Class A Investor Default Amount, if any, for such Distribution Date; and

                  (b) the balance, if any, shall be treated as a portion of Investor Principal Collections with respect to such Distribution Date.

                  Section 4.11. Credit Enhancement. (a) The Servicer hereby represents that it has obtained the L/C in favor of the Trustee solely for the benefit of the Series 1999-1 Certificateholders. The L/C shall permit the Trustee (or the Servicer on its behalf) to make drawings from time to time in an amount up to the Available L/C Amount at such time for the purposes set forth in
Section 4.11(l). The Available L/C Amount will be reduced by the amount of each such drawing as provided in the definition thereof set forth in Section 2.01(a). The L/C Issuer shall not be entitled to reimbursement for any draws, interest or fees with respect to the L/C from the Trust Assets except as specifically provided herein and in the L/C Reimbursement Agreement.

                  (b) In the event at any time the short-term debt obligations of the L/C Issuer are rated below A-1+ by Standard & Poor's or the long-term debt obligations of the L/C Issuer are rated below Aa3 by Moody's (such event being referred to as an "L/C Issuer Downgrade") then the Servicer will, within 30 days following such L/C Issuer Downgrade, either

                  (i) replace the L/C with (x) an irrevocable letter of credit with a stated amount not less than the then Available L/C Amount and issued by a successor L/C Issuer, or (y) any other arrangement; provided, however, that in either case the Rating Agency Condition shall have been satisfied; or

                  (ii) cause a draw to be made under the L/C in an amount equal to the Available L/C Amount and deposit such amount into the L/C Funding Account;

provided, however, in the event at any time the short-term debt obligations of the L/C Issuer are rated below A-2 by Standard & Poor's or the long-term debt obligations of the L/C Issuer are rated below Al by Moody's, the Servicer will promptly cause a draw to be made under the L/C in an amount equal to the Available L/C Amount and deposit such amount into the L/C Funding Account.

                  (c) Before the L/C Funding Date, the Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 1999-1 Certificateholders and the L/C Issuer, as their interests appear herein, one or more Eligible Deposit Accounts (collectively, the "L/C Funding Account"), each of which bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Certificateholders and the L/C Issuer. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the L/C Funding Account and in all proceeds thereof. The L/C Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-1 Certificateholders and the L/C Issuer. The interest of the L/C Issuer in the L/C Funding Account shall be subordinated to the interests of the Series 1999-1 Certificateholders as provided herein and in the L/C Reimbursement Agreement. If at any time any account constituting the L/C Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Eligible Deposit Account meeting the conditions specified above, and shall transfer any affected cash and/or any investments to such new L/C Funding Account. The Trustee, at the direction of the Servicer, shall (i) on the date on which a draw is made under the L/C pursuant to Section 4.11(b) (the "L/C Funding Date"), deposit the amount of such draw in the L/C Funding Account, (ii) from and after the L/C Funding Date, make withdrawals from the L/C Funding Account from time to time in an amount up to the Available L/C Funding Amount at such time, for the purposes set forth in Sections 4.11(k), 4.11(l) and 4.11(m), and (iii) on each Distribution Date from and after the L/C Funding Date, make a deposit into the L/C Funding Account in the amount specified in Section 4.09(j) in lieu of paying such amount to the L/C Issuer. All withdrawals from the L/C Funding Account shall be made in the priority set forth in this Section 4.11. The L/C Issuer shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the L/C Funding Account except as specifically provided herein and in the L/C Reimbursement Agreement.

                  (d) Notwithstanding any provision of the Agreement or this Series Supplement, from and after the L/C Funding Date, the L/C Funding Account shall replace the L/C for all purposes of this Series Supplement. As a result, unless the context requires otherwise, any reference in this Series Supplement to a draw under the L/C (including, without limitation, in Section 4.11(m)) shall be deemed to refer to a withdrawal from the L/C Funding Account; provided, however, that from and after the L/C Funding Date the L/C Issuer shall still be entitled to receive distributions pursuant to Sections 4.09(g) and (k).

                  (d.1) Funds on deposit in the L/C Funding Account shall be invested at the direction of the Servicer (or the L/C Issuer, as provided in the L/C Reimbursement Agreement) by the Trustee in L/C Funding Account Investments. Funds on deposit in the L/C Funding Account on any Transfer Date, after giving effect to any withdrawals from the L/C Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 1999-1 Certificateholders and the L/C Issuer possession of the negotiable instruments or securities, if any, evidencing the L/C Funding Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the L/C Funding Account shall be paid to the L/C Issuer for application in accordance with the L/C Reimbursement Agreement. For purposes of determining the availability of funds or the balances in the L/C Funding Account for any reason under this Series Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

                  (e) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(a)(i) or (c)(i), as the case may be, and Section 4.06(a)(ii) or (c)(ii), as the case may be, on the related Distribution Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(a) to fund such Required Amount on such Distribution Date.

                  (f) On each Determination Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, and Section 4.09(c) on the related Distribution Date) of (i) any Class B Monthly Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c), (ii) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (f), (iii) any Class B Additional Interest due but not to be deposited into the Class B Interest Funding Account on such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date pursuant to Section 4.06(b)(i) or (d)(i), as the case may be, or Section 4.09(c) or this paragraph (f) and (iv) any Cumulative Excess Interest Amount due but not to be deposited into the Class B Interest Funding Account on such Distribution Date pursuant to Section 4.09(c).

                  (g) On each Determination Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Excess Finance Charge Collections to be allocated and available pursuant to Section 4.09(d) to fund such Class B Investor Default Amount on such Distribution Date.

                  (h) On each Determination Date (commencing with the Determination Date preceding the Class B Principal Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Class B Initial Invested Amount minus the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders over (ii) the Class B Invested Amount on the last day of the related Due Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to paragraph (c), (d), (e) or (f) of the definition of "Class B Invested Amount" on the following Distribution Date).

                  (i) Notwithstanding Section 4.11(h), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Sellers pursuant to Section 2.06 of the Agreement, (ii) Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Sellers pursuant to Section 10.01 of the Agreement or the Series 1999-1 Certificateholders' Interest is purchased by the Sellers pursuant to Section 7.01 of this Series Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but shall calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses
(c), (d) or (e) of the definition of "Class B Invested Amount" which have not been reimbursed prior to such Distribution Date under clause (f) thereof.

                  (j) Notwithstanding Section 4.11(h) and (i), on the Determination Date preceding the Economic Special Payment Date, the Servicer shall not calculate the Reimbursement Draw Amount or the Special Draw Amount with respect to such Special Payment Date, but shall calculate (i) the amount (the "Class A Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(i) and 4.07(a)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class A Certificates and (ii) the amount (the "Class B Principal Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.06(f)(iii) and 4.07(b)(ii) on such Special Payment Date) equal to the outstanding principal amount of the Class B Certificates.

                  (k) In the event that for any Distribution Date, the sum of any Required Draw Amount, Interest Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount, Class A Principal Draw Amount and Class B Principal Draw Amount (such sum being referred to as the "Total Draw Amount"), is greater than zero, the Servicer shall give written notice to the Trustee and the L/C Issuer in substantially the form of Exhibit B of such positive Total Draw Amount on the related Determination Date (with a copy to the Rating Agencies). On the related Transfer Date, draws will be made under the L/C (or withdrawals will be made from the L/C Funding Account, as the case may be) as follows:

                  (A) the portion of the Total Draw Amount allocable to the Required Draw Amount, if any, up to the Available Shared Enhancement Amount, shall be drawn under the L/C (or withdrawn from the L/C Funding Account, as the case may be) on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.06(a)(i) or (c)(i) (but not including any amount relating to any Class A Funding Account Shortfall) and second to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.06(a)(ii) or (c)(ii), as the case may be; provided, however, that at such time as Citibank (South Dakota) or an Affiliate of Citibank (South Dakota) is no longer the Servicer, the amount of such draw under the L/C (or withdrawal from the L/C Funding Account) shall be applied in accordance with and in the priority set forth in Section 4.10(a);

                  (B) the portion of the Total Draw Amount allocable to the Interest Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any draw (or withdrawal) pursuant to clause (A)), shall be drawn under the L/C (or withdrawn from the L/C Funding Account, as the case may be) on the related Transfer Date and immediately deposited by the Trustee into the Class B Interest Funding Account;

                  (C) the portion of the Total Draw Amount allocable to the Default Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any draw or withdrawal pursuant to clauses (A) and (B)), shall be drawn under the L/C (or withdrawn from the L/C Funding Account, as the case may be) on the related Transfer Date and used to pay the Class B Investor Default Amount for such Distribution Date pursuant to Section 4.09(d);

                  (D) the portion of the Total Draw Amount allocable to the Class A Principal Draw Amount, if any, up to the Available Shared Enhancement Amount (determined after giving effect to any draw or withdrawal pursuant to clauses (A), (B) and (C)), shall be drawn under the L/C (or withdrawn from the L/C Funding Account, as the case may be) on the related Transfer Date and immediately deposited by the Trustee into the Class A Principal Funding Account; and

                  (E) the remainder of the Total Draw Amount, if any, up to the Available Enhancement Amount (determined after giving effect to any draw or withdrawal pursuant to clauses (A) through (D)), shall be drawn under the L/C (or withdrawn from the L/C Funding Account, as the case may be) on the related Transfer Date and immediately deposited by the Trustee into the Collection Account for distribution to the Class B Certificateholders on such Distribution Date.

Notwithstanding anything to the contrary in this Series Supplement or in the Agreement, no draw may be made under the L/C (or withdrawal may be made from the L/C Funding Account) to fund any Class A Funding Account Shortfall.

                  (l) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the Termination Date, (iii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders and (iv) all draws to be made under the L/C or all withdrawals from the L/C Funding Account pursuant to Section 4.11(k) with respect to the Economic Special Payment Date having been made, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders which are payable by draws under the L/C or withdrawals from the L/C Funding Account as provided herein, (A) shall terminate the L/C and the L/C shall be deemed to have been terminated for all purposes of this Series Supplement, or (B) shall withdraw from the L/C Funding Account for application in accordance with the L/C Reimbursement Agreement all amounts, if any, on deposit in the L/C Funding Account, and the L/C Funding Account shall be deemed to have terminated for purposes of this Series Supplement.

                  (m) If the L/C Funding Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the L/C Funding Account with respect to such Distribution Date, is greater than zero, the Paying Agent on behalf of the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the L/C Funding Account and apply in accordance with the L/C Reimbursement Agreement, an amount equal to such L/C Funding Account Surplus.

                  (n) In each case in which a draw is to be made under the L/C pursuant to Section 4.11(k), the Trustee (or the Servicer as agent of the Trustee) shall present to the L/C Issuer a drawing certificate in respect of such draw at or before 11:00 a.m. on the Business Day preceding the Transfer Date on which such drawing is to be made.

                  Section 4.12. Reallocated Investor Finance Charge Collections.
(a) That portion of Group One Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 1999-1 and will be distributed as set forth in this Series Supplement.

                  (b) Reallocated Investor Finance Charge Collections, with respect to any Distribution Date, shall equal the sum of (i) the aggregate amount of Series 1999-1 Monthly Interest, Series 1999-1 Default Amount, Series 1999-1 Monthly Fees and Series 1999-1 Additional Amounts for such Distribution Date and (ii) that portion of excess Group One Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to Section 4.12(c); provided, however, that if the amount of Group One Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group One Investor Monthly Interest, (x) Group One Investor Default Amount, (y) Group One Investor Monthly Fees and (z) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

                  (A) the product of (I) Group One Investor Finance Charge Collections (up to the amount of Group One Investor Monthly Interest) and (II) a fraction, the numerator of which is Series 1999-1 Monthly Interest and the denominator of which is Group One Investor Monthly Interest;

                  (B) the product of (I) Group One Investor Finance Charge Collections less the amount of Group One Investor Monthly Interest (up to the Group One Investor Default Amount) and (II) a fraction, the numerator of which is the Series 1999-1 Default Amount and the denominator of which is the Group One Investor Default Amount;

                  (C) the product of (I) Group One Investor Finance Charge Collections less the amount of Group One Investor Monthly Interest and the Group One Investor Default Amount (up to Group One Investor Monthly
         Fees) and (II) a fraction, the numerator of which is Series 1999-1 Monthly Fees and the denominator of which is Group One Investor Monthly Fees; and

                  (D) the product of (I) Group One Investor Finance Charge Collections less the sum of (i) Group One Investor Monthly Interest,
         (ii) the Group One Investor Default Amount and (iii) Group One Investor Monthly Fees and (II) a fraction, the numerator of which is Series 1999-1 Additional Amounts and the denominator of which is Group One Investor Additional Amounts.

                  (c) If the amount of Group One Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group One Investor Monthly Interest, (ii) Group One Investor Default Amount, (iii) Group One Investor Monthly Fees and (iv) Group One Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group One as of such last day.

                  Section 4.13. Excess Principal Collections. (a) That portion of Excess Principal Collections for any Distribution Date equal to the amount of Series 1999-1 Excess Principal Collections for such Distribution Date will be allocated to Series 1999-1 and will be distributed as set forth in this Series Supplement.

                  (b) Series 1999-1 Excess Principal Collections, for any Distribution Date with respect to the Accumulation Period or the Early Amortization Period, shall mean an amount equal to the Series 1999-1 Principal Shortfall for such Distribution Date; provided, however, that if the aggregate amount of Excess Principal Collections for all Series for such Distribution Date is less than the aggregate amount of Principal Shortfalls for all Series for such Distribution Date, then Series 1999-1 Excess Principal Collections for such Distribution Date shall equal the product of (x) Excess Principal Collections for all Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 1999-1 Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Distribution Date. The "Series 1999-1 Principal Shortfall" for any Distribution Date shall equal the excess of (i) (x) for any Distribution Date with respect to the Accumulation Period, (A) the Controlled Distribution Amount and (B) if such Distribution Date is also the Class B Expected Final Payment Date, the Class B Invested Amount or (y) for any Distribution Date with respect to the Early Amortization Period, the sum of the Invested Amount and the L/C Invested Amount, if any, over (ii) Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Series 1999-1 Excess Principal Collections).


                                    ARTICLE V

                          Distributions and Reports to

                        Series 1999-1 Certificateholders

                  Section 5.01. Distributions. (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Interest Funding Account.

                  (b) On each Special Payment Date and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class A Principal Funding Account that are payable to the Class A Certificateholders pursuant to Section 4.07(a)(ii).

                  (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Class B Interest Funding Account.

                  (d) On each Special Payment Date and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Investor Certificateholder's pro rata share of the amounts on deposit in the Collection Account that are payable to Class B Certificateholders pursuant to Section 4.07(b)(ii).

                  (e) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 1999-1 Certificateholders hereunder shall be made by check mailed to each Series 1999-1 Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 1999-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 1999-1 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

                  Section 5.02. Reports and Statements to Series 1999-1 Certificateholders. (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 1999-1 Certificateholder a statement substantially in the form of Exhibit C prepared by the Servicer. If and so long as the Series 1999-1 Certificates are listed on the Luxembourg Stock Exchange and the rules of such exchange shall so require, within two Business Days following each Payment Date, the Servicer shall publish or cause to be published in an Authorized Newspaper of general circulation in Luxembourg a notice to the effect that the information set forth in the statement forwarded by the Paying Agent to Series 1999-1 Certificateholders with respect to such Payment Date will be available for review at the Luxembourg Stock Exchange and at the main office of the listing agent in Luxembourg, Banque Internationale a Luxembourg S.A.

                  (b) Not later than the fourth Business Day preceding each Distribution Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and the L/C Issuer (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of Exhibit D.

                  (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 1999-1 Certificateholder or Certificate Owner by a request in writing to the Servicer.

                  (d) On or before January 31 of each calendar year, beginning with calendar year 2000, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 1999-1 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 1999-1 Certificateholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1999-1 Certificateholder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as is necessary to enable the Series 1999-1 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

                               Amortization Events

                  Section 6.01. Additional Amortization Events. The occurrence of any of the following events shall, immediately upon the occurrence thereof without notice or other action on the part of the Trustee or the Series 1999-1 Certificateholders, be deemed to be an Amortization Event solely with respect to Series 1999-1:

                  (a) on any Determination Date, the Class B Invested Amount on the related Distribution Date will be reduced to less than 1% of the Initial Invested Amount;

                  (b) on the last day of any Due Period during the Accumulation Period the product of (i) the total amount of Principal Receivables as of such last day, (ii) the Series 1999-1 Allocation Percentage (expressed as a decimal) for such Due Period and (iii) the excess (expressed as a decimal) of 100% over the Floating Allocation Percentage for such Due Period, shall fail to equal at least 100% of the Class A Principal Funding Account Balance on such day;

                  (c) the Portfolio Yield for any Due Period during the Accumulation Period shall be less than the weighted average of the Certificate Rates for all outstanding Series included in Group One as of the last day of such Due Period;

                  (d) the Class A Invested Amount shall not be paid in full on the Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;

                  (e) the amount of Surplus Finance Charge Collections averaged over any three consecutive Due Periods shall be less than the Required Surplus Finance Charge Amount for the last of such three consecutive Due Periods; or

                  (f) the failure of the L/C Issuer to make any payment under the L/C within five calendar days of the date on which such payment was due under the L/C;

The Amortization Events contained in this Section are in addition to the Amortization Events set forth in Section 9.01 of the Agreement.


                                   ARTICLE VII

                   Optional Repurchase; Additional Issuances;
                               Accumulation Period

                  Section 7.01. Optional Repurchase. (a) On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers shall have the option to purchase the Series 1999-1 Certificateholders' Interest, at a purchase price equal to the Reassignment Amount for such Distribution Date.

                  (b) The Sellers shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Sellers intend to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Sellers shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 8.01(b).

                  (c) If the L/C Reimbursement Agreement so provides, in the event the Sellers exercise such purchase option, notwithstanding anything to the contrary contained in the Agreement or in this Series Supplement, the Series 1999-1 Certificates shall be deemed to remain outstanding as if such purchase option were not exercised and the terms of the Agreement and this Series Supplement (other than Section 4.11(e) through (l) of this Series Supplement and
Section 12.02(c) of the Agreement) shall otherwise remain in effect until the earliest of (i) one year and one day following the Termination Date, (ii) the date on which the Trust terminates and (iii) the date on which the Class A Invested Amount, the Class B Invested Amount and the L/C Invested Amount, if any, would have been paid in full had such purchase option not been exercised; provided that distributions which would otherwise have been made to the Series 1999-1 Certificateholders shall be made to the Sellers.

                  Section 7.02. Additional Issuances of Series 1999-1 Certificates. (a) Subject to Sections 7.02(b) and (c) of this Series Supplement, the Banks may at any time, or from time to time, during the Revolving Period direct the Trustee, on behalf of the Trust, to authenticate additional Class A Certificates (the "Additional Class A Certificates") and additional Class B Certificates (the "Additional Class B Certificates") on the first day of any Due Period (each such day, an "Additional Issuance Date"). Any such issuance of Additional Investor Certificates is referred to herein as an "Additional Issuance". The outstanding Investor Certificates of each class and the Additional Investor Certificates of that class shall be equally and ratably entitled as provided herein to the benefits of the Agreement and this Series Supplement without preference, priority or distinction, all in accordance with the terms and provisions of the Agreement and this Series Supplement.

                  (b) The obligation of the Trustee to authenticate Additional Investor Certificates is subject to the satisfaction of the following conditions:

                  (i) on or before the fifth Business Day immediately preceding the Additional Issuance Date, the Sellers shall have given the Trustee, the Servicer, each Rating Agency and the L/C Issuer written notice of such Additional Issuance and the Additional Issuance Date;

                  (ii) the Sellers shall have delivered to the Trustee an amended Series Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee;

                  (iii) after giving effect to the Additional Issuance, the total amount of Principal Receivables shall be equal to, or greater than, the Required Minimum Principal Balance;

                  (iv) the Sellers, the Trustee and the L/C Issuer shall have entered into an amendment to the L/C Reimbursement Agreement;

                  (v) the Sellers shall have delivered to the Trustee, each Rating Agency and the L/C Issuer a Tax Opinion dated the Additional Issuance Date, with respect to such Additional Issuance;

                  (vi) the Sellers shall have delivered to each Rating Agency
         (A) Opinion(s) of Counsel with respect to the enforceability of such amended L/C Reimbursement Agreement or the additional enhancement agreement referred to in clause (xiii) below, as the case may be, (B) an Opinion of Counsel to the effect that such Additional Issuance will not violate applicable Federal securities laws and (C) such other documents as the Rating Agencies may request;

                  (vii) the Rating Agency Condition shall have been satisfied with respect to such Additional Issuance;

                  (viii) such Additional Issuance shall not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future;

                  (ix) as of the Additional Issuance Date all amounts due and owing to the Series 1999-1 Certificateholders on or prior to such date shall have been paid to such Certificateholders and there shall not be any unreimbursed Investor Charge-Offs;

                  (x) the excess of the principal amount of the Additional Investor Certificates over the issue price of the Additional Investor Certificates shall not exceed the maximum amount permitted under the Internal Revenue Code without the creation of original issue discount (assuming that there is no original issue discount on the Additional Investor Certificates for any other reason);

                  (xi) the Banks' Interest shall not be less than 2% of the total amount of Principal Receivables, in each case as of the Additional Issuance Date, after giving effect to such Additional Issuance;

                  (xii) the ratio of the Controlled Amortization Amount (after giving effect to such Additional Issuance) to the Invested Amount (after giving effect to such Additional Issuance) shall be equal to the ratio of the Controlled Amortization Amount (before giving effect to such Additional Issuance) to the Invested Amount (before giving effect to such Additional Issuance);

                  (xiii) the Sellers shall cause additional credit enhancement to be provided by the L/C Issuer or any additional Series Enhancer for the exclusive benefit of the Investor Certificateholders; provided that the ratio of the Available Enhancement Amount (after giving effect to such increase) to the Invested Amount (after giving effect to such Additional Issuance) shall be greater than or equal to the ratio of the Available Enhancement Amount (before giving effect to such increase) to the Invested Amount (before giving effect to such Additional Issuance);

                  (xiv) the ratio of the sum of the increase in the Class A Investment Fees (as a result of such Additional Issuance) to the increase in the Invested Amount (as a result of such Additional Issuance) shall be less than or equal to 150% of the ratio of the sum of the Class A Investment Fees (as of the Closing Date) to the Invested Amount (as of the Closing Date); and

                  (xv) the Sellers shall have delivered to the Trustee an Officer's Certificate, dated the Additional Issuance Date, confirming that the conditions referred to above have been satisfied.

Upon satisfaction of the above conditions, the Trustee shall authenticate the Additional Investor Certificates upon execution thereof by the Sellers.

                  (c) Notwithstanding any provision of the Agreement or this Series Supplement, this Series Supplement may be amended by the Servicer, the Sellers and the Trustee, without the consent of any of the Certificateholders, to provide for an Additional Issuance and to provide additional Series Enhancement for the benefit of the Investor Certificateholders in lieu of (or in addition to) the L/C and the L/C Funding Account in connection with the Additional Issuance, provided that the conditions set forth in Section 7.02(b) have been satisfied.

                  Section 7.03. Accumulation Period Postponement. The Accumulation Period is scheduled to commence at the close of business on the fourth-to-last Business Day of January 2003; provided, however, that if the Accumulation Period Length (determined as described below) is less than twelve months, upon notice to the Trustee, the Sellers, the Rating Agency and the L/C Issuer, the Servicer, at its option, may elect to postpone the date on which the Accumulation Period actually commences to the fourth-to-last Business Day of any month that precedes the month that is the number of months prior to the Class A Expected Final Payment Date, equal to the Accumulation Period Length such that the number of Monthly Periods in the Accumulation Period will equal or exceed the Accumulation Period Length. On the Determination Date immediately preceding the January 2003 Distribution Date, the Servicer will determine the "Accumulation Period Length" which will equal the number of months such that the sum of the Accumulation Period Amounts for each Monthly Period, beginning with (and assigning the largest Accumulation Period Amount to) the Monthly Period that ends on the day preceding the Class A Expected Final Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Monthly Period will equal or exceed the Initial Invested Amount. If the Servicer elects to postpone the commencement of the Accumulation Period pursuant to this Section 7.03, then on each Determination Date thereafter until the date the Accumulation Period commences, the Servicer will recalculate the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period shall not be shorter than the period determined as of the first date of determination unless an additional Series, other than an Excluded Series, shall have been issued since such date and such Series is in its revolving period; (ii) the length of the Accumulation Period will not be less than one month; and (iii) no election to postpone, or further postpone, the commencement of the Accumulation Period shall be made after an economic amortization event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. If the Accumulation Period Length as recalculated on any such Determination Date exceeds the number of Monthly Periods then scheduled to be included in the Accumulation Period, the commencement date of the Accumulation Period will be changed to the later of (x) such Determination Date and (y) the fourth-to-last Business Day of a month such that the number of Monthly Periods in the Accumulation Period will equal the recalculated Accumulation Period Length. Any notice by the Servicer electing to postpone (or further postpone) the commencement of the Accumulation Period pursuant to this Section 7.03 shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Amortization Amount with respect to each Monthly Period.


                                  ARTICLE VIII

                               Final Distributions

                  Section 8.01. Sale of Certificateholders' Interest Pursuant to
Section 2.06 or 10.01 of the Agreement. (a) Purchase Price. (i) The amount to be paid by the Sellers with respect to Series 1999-1 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Agreement.

                  (ii) The amount to be paid by the Sellers with respect to Series 1999-1 in connection with a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the Reassignment Amount attributable to the Class A Certificates and (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 1), for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates.

                  (b) Distributions Pursuant to Section 7.01 of this Series Supplement and Sections 2.06, 10.01 or 12.02(c) of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to
Section 7.01 or 8.01 or any Termination Proceeds from the sale of Receivables (or interests therein) allocable to the Series 1999-1 Certificateholders' Interest deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement, the Trustee shall, not later than 12:00 noon, New York City time, on the date of deposit, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i)(x) the Class A Invested Amount on such date will be deposited into the Class A Principal Funding Account and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class A Certificates, plus the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on any prior Distribution Date, will be deposited into the Class A Interest Funding Account, (ii)(x) the Class B Invested Amount on such date will be retained in the Collection Account for distribution to the Class B Certificateholders and (y) the amount of accrued and unpaid interest on the unpaid balance of the Class B Certificates, plus the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, will be deposited into the Class B Interest Funding Account, and (iii) the L/C Invested Amount, if any, on such date will be distributed, to the L/C Issuer for application in accordance with the L/C Reimbursement Agreement. Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y)(A) shall be distributed to the Class A Certificateholders and the amount of any excess determined pursuant to paragraph (a)(ii)(y)(B) shall be distributed to the Class B Certificateholders. The remainder of any Termination Proceeds shall be distributed, to the L/C Issuer for application in accordance with the L/C Reimbursement Agreement.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to Section 7.01 or 8.01 and all other amounts on deposit therein for distribution to the Series 1999-1 Certificateholders shall be distributed in full to the Series 1999-1 Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  Section 8.02. Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement. (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and deposit such amount in the Class A Principal Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and (y) the Principal Allocation Percentage with respect to the related Due Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to

Allocable Principal Collections and retain such amount in the Collection Account for distribution to the Class B Certificateholders, provided that such amount shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period, minus (y) the amount deposited into the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence, and (iii) deduct an amount equal to the L/C Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and distribute such amount to the L/C Issuer for application in accordance with the L/C Reimbursement Agreement, provided that the amount of such distribution shall not exceed (x) the product of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections and the Principal Allocation Percentage with respect to such Due Period minus
(y) the amount deposited in the Class A Principal Funding Account pursuant to clause (a)(i) of this sentence and the amount retained in the Collection Account pursuant to clause (a)(ii) of this sentence. The remainder of the portion of the Insolvency Proceeds allocated to Allocable Principal Collections shall be allocated to the Sellers' Interest and shall be released to the Sellers on such Distribution Date.

                  (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any Class A Monthly Interest previously due but not deposited into Class A Interest Funding Account on a prior Distribution Date, (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, and (z) the amount of the Class A Funding Account Shortfall for such Distribution Date and any Class A Funding Account Shortfall previously due but not deposited into the Class A Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections and deposit such amount in the Class A Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class A Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date and (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) any Class B Monthly Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, (y) the Cumulative Excess Interest Amount with respect to such Distribution Date, and (z) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not deposited into the Class B Interest Funding Account on a prior Distribution Date, from the portion of the Insolvency Proceeds allocated to

Allocable Finance Charge Collections and deposit such amount into the Class B Interest Funding Account, provided that the amount of such deposit shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Allocable Finance Charge Collections, (y) the Floating Allocation Percentage with respect to such Due Period and (z) a fraction, the numerator of which is the Class B Invested Amount with respect to such Distribution Date and the denominator of which is the Invested Amount with respect to such Distribution Date. The remainder of the Insolvency Proceeds allocated to Allocable Finance Charge Collections shall be distributed, to the L/C Issuer for application in accordance with the provisions of the L/C Reimbursement Agreement.

                  (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount deposited in the Class A Principal Funding Account and the Interest Funding Accounts and the amount retained in the Collection Account for distribution to the Class B Certificateholders pursuant to this Section and all other amounts on deposit therein for distribution to the Series 1999-1 Certificateholders shall be distributed in full to the Series 1999-1 Certificateholders on the Distribution Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Distribution Date, on the immediately following Distribution
Date) and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                  (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the Series 1999-1 Certificates shall not be deemed to have disapproved a liquidation of the Receivables following an Insolvency Event with respect to any of the Sellers unless (i) holders of more than 50% of the aggregate unpaid principal amount of each of the Class A Certificates and the Class B Certificates and (ii) the L/C Issuer shall have disapproved of such liquidation.


                                   ARTICLE IX

                                    Covenants

                  Section 9.01. Reduction in Portfolio Yield. Citibank (South Dakota), in its capacity as a Seller, and each Additional Seller, hereby covenant that upon the occurrence of an Amortization Event described in Section 6.01(e), except as is otherwise required by any Requirements of Law, it will not reduce the Periodic Rate Finance Charge applicable to any Account to a rate that would result in the weighted average of the Periodic Rate Finance Charges applicable to all the Accounts as of the last day of any Due Period being less than the sum of the weighted average of the Certificate Rates of each outstanding Series as of such last day and 6%.

                                    ARTICLE X

                            Miscellaneous Provisions

                  Section 10.01. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

                  Section 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  Section 10.03. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 10.04. Construction of Agreement. The Sellers hereby confirm that the security interest granted to the Trustee pursuant to Section
13.18 of the Agreement is for the benefit of (a) the Investor Certificateholders and (b) the L/C Issuer.

                  IN WITNESS WHEREOF, the Sellers, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                       CITIBANK (SOUTH DAKOTA), N.A.,
                                         Seller and Servicer,

                                       by
                                         /s/ William A. Kauffman
                                         --------------------------
                                       Name:  William A. Kauffman
                                       Title: Vice President


                                       CITIBANK (NEVADA), NATIONAL
                                         ASSOCIATION, Seller,

                                       by
                                         /s/ Robert D. Clark
                                         --------------------------
                                       Name:  Robert D. Clark
                                       Title: Vice President


                                       BANKERS TRUST COMPANY, Trustee,

                                       by
                                         /s/ Timothy J. Shea
                                         --------------------------
                                       Name:  Timothy J. Shea
                                       Title: Assistant Treasurer

                                                                     EXHIBIT A-1

REGISTERED                                                        $____________*

No. R-                                                      CUSIP No. 17303C BK6

Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1999-1
               5.50% CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                      Class A Expected Final Payment Date:
                       The February 2004 Distribution Date

                 Each $1,000 minimum denomination represents an
                   undivided interest in certain assets of the

                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  (Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)


--------
   * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that Cede & Co. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of February 17, 1999 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of the L/C and the L/C Funding Account (if any) and
(vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the L/C and funds on deposit in the L/C Funding Account (if any) to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the February 2004 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. If for one or more months during the Accumulation Period there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Accumulation Period to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1999-1 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Banks have caused this Class A Certificate to be duly executed.


                                   CITIBANK (SOUTH DAKOTA), N.A.,


                                   by: __________________________
                                   Name:
                                   Title:


                                   CITIBANK (NEVADA),
                                   NATIONAL ASSOCIATION,


                                   by: _________________________
                                   Name:
                                   Title:

Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.


                           BANKERS TRUST COMPANY, as Trustee,


                           by:      _________________________
                                    Name:
                                    Title: Authorized Officer


                           or


                           CITIBANK, N.A.,
                             as Authenticating Agent
                             for the Trustee,


                           by:      _________________________
                                    Name:
                                    Title: Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1999-1

               5.50% CLASS A CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions

                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise generally from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class A Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1999-1 (the "Series 1999-1 Certificates"), and one of a class thereof entitled 5.50% Class A Credit Card Participation Certificates, Series 1999-1 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $750,000,000. The Class A Invested Amount on any date will be an amount equal to
(a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date, minus
(c) the Class A Principal Funding Account Balance as of such date and minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to Section 4.08 of the Series Supplement prior to such date. In addition to the Class A Certificates, a class of the Series 1999-1 Certificates entitled 5.75% Class B Credit Card Participation Certificates, Series 1999-1 (the "Class B Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts on deposit in the Class A Interest Funding Account or the Class A Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class A Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1999-1
Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class A Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class A Certificates. When issued, the Additional Class A Certificates will be identical in all respects to the other outstanding Class A Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

                  THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT


             Social Security or other identifying number of assignee

                            -------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               --------------------------------------------------------
                           (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________              ........   _____________________*


                                                         Signature Guaranteed:


                                                         ---------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2


REGISTERED                                                          $__________*

No. R-                                                      CUSIP NO. 17303C BL4

Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1999-1
               5.75% CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                      Class B Expected Final Payment Date:
                       The February 2004 Distribution Date

                 Each $1,000 minimum denomination represents an
                   undivided interest in certain assets of the
                       CITIBANK CREDIT CARD MASTER TRUST I

the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts by

                          CITIBANK (SOUTH DAKOTA), N.A.
                                       and
                               CITIBANK (NEVADA),
                              NATIONAL ASSOCIATION

and, in certain circumstances, certain Additional Sellers (as defined in the Pooling and Servicing Agreement referred to below).

                  Not an interest in or obligation of Citibank
                    (South Dakota), N.A., Citibank (Nevada),
                 National Association, any Additional Sellers or
                             any affiliate thereof)


--------
   * Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of February 17, 1999 (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer, Citibank (Nevada), National Association, a national banking association, as Seller, and Bankers Trust Company, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables, (iv) all funds which are from time to time on deposit in the Collection Account and in the Series Accounts, (v) the benefits of the L/C and the L/C Funding Account (if any) and
(vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefit of the L/C and the funds on deposit in the L/C Funding Account, if any, to the extent provided in the Series Supplement. Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Sellers and the Investor Certificateholders that, for Federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Sellers secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for Federal, state and local income and franchise tax purposes as indebtedness of the Sellers.

                  In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less than the unpaid principal balance of the Class B Certificates, except that principal payments may be made in excess of the Class B Invested Amount to the extent amounts are available for that purpose under the L/C and in the L/C Funding Account. The Class B Expected Final Payment Date is the February 2004 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series Supplement. Principal payments with respect to the Class B Certificates will not commence until the Class A Invested Amount is paid in full. In addition, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date if Collections of Receivables allocable to pay principal of the Class B Certificates are insufficient to pay the Class B Invested Amount on or prior to such Distribution Date. If the principal of the Class A Certificates and the Class B Certificates is not paid in full on or prior to the Termination Date, the Trustee will sell or cause to be sold on such Termination Date Principal Receivables (and the related Finance Charge Receivables) (or interests therein) in an amount equal to 110% of the Invested Amount as of such Termination Date, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1999-1 Certificateholders' Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Class A Certificateholders and the Class B Certificateholders in accordance with the Series Supplement.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual or facsimile signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.


                  IN WITNESS WHEREOF, the Banks have caused this Class B Certificate to be duly executed.


                                    CITIBANK (SOUTH DAKOTA), N.A.,

                                    by: __________________________
                                    Name:
                                    Title:


                                    CITIBANK (NEVADA),
                                      NATIONAL ASSOCIATION,

                                    by: _________________________
                                    Name:
                                    Title:


Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.


                             BANKERS TRUST COMPANY, as Trustee,


                             by:      _________________________
                                      Name:
                                      Title: Authorized Officer


                             or


                             CITIBANK, N.A.,
                               as Authenticating Agent
                               for the Trustee,


                             by:      _________________________
                                      Name:
                                      Title: Authorized Officer

                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1999-1

               5.75% CLASS B CREDIT CARD PARTICIPATION CERTIFICATE

                         Summary of Terms and Conditions


                  The Receivables consist of Principal Receivables which arise generally from the purchase of merchandise and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which generally arise from Periodic Rate Finance Charges, Cash Advance Fees, Late Payment Fees and annual membership fees with respect to the Accounts. This Class B Certificate is one of a series of Certificates entitled Citibank Credit Card Master Trust I, Series 1999-1 (the "Series 1999-1 Certificates"), and one of a class thereof entitled 5.75% Class B Credit Card Participation Certificates, Series 1999-1 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Assets are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Sellers. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $48,000,000. The Class B Invested Amount on any date will be an amount equal to
(a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.11(h) of the Series Supplement), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to Section 4.08(b) of the Series Supplement, minus (d) the aggregate amount of Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.10(a) of the Series Supplement (excluding any Subordinated Principal Collections that have resulted in a reduction in the L/C Invested Amount pursuant to Section 4.08(c) of the Series Supplement), minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.08(a) of the Series Supplement, and plus (f) the sum of
(i) the aggregate amount of any Allocable Miscellaneous Payments allocated and available on all prior Distribution Dates pursuant to Section 4.08(b)(i) of the Series Supplement and (ii) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.09(f) of the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e). In addition to the Class B Certificates, a class of the Series 1999-1 Certificates entitled 5.50% Class A Credit Card Participation Certificates, Series 1999-1 (the "Class A Certificates") will be issued. Also, a Sellers' Certificate has been issued to the Sellers pursuant to the Agreement which represents the Sellers' Interest.

                  Subject to the terms and conditions of the Agreement, the Sellers may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain of the Trust Assets.

                  On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Class B Interest Funding Account or the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for the Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Class B Certificateholders in accordance with the Agreement and the Series Supplement.

                  On the Distribution Date occurring on or after the date on which the Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Sellers have the option to repurchase the Series 1999-1
Certificateholders' Interest in the Trust. The repurchase price (determined after giving effect to any payment of principal and interest on such Distribution Date) will be equal to the Reassignment Amount for such Distribution Date.

                  This Class B Certificate does not represent an obligation of, or an interest in, the Sellers, the Servicer or any affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement or any Supplement may, subject to certain conditions, be amended by the Sellers, the Servicer and the Trustee without Investor Certificateholder consent. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under the Agreement or otherwise.

                  The Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Sellers and the Trustee, with the consent of the Holders of Investor Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of the Investor Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Investor Certificateholder, (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder or (iv) adversely affect the rating of any Series or Class by the Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

                  As provided in the Series Supplement, the Banks may, from time to time, during the Revolving Period, subject to certain conditions set forth in the Series Supplement, cause the Trustee to issue Additional Class B Certificates. When issued, the Additional Class B Certificates will be identical in all respects to the other outstanding Class B Certificates and will be equally and ratably entitled to the benefits of the Agreement and the Series Supplement without preference, priority or distinction.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.


                  THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

             Social Security or other identifying number of assignee

                            -------------------------

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
               ----------------------------------------------------------
                            (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ______________                      _______________________*


                                   Signature Guaranteed:


                                  -----------------------


-------------------------

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE AND
                                 THE L/C ISSUER*
                    ----------------------------------------
                          CITIBANK (SOUTH DAKOTA), N.A.


                       CITIBANK CREDIT CARD MASTER TRUST I

                                  SERIES 1999-1


                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A. ("Citibank (South Dakota)"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Pooling and Servicing Agreement"), among Citibank (South Dakota), Citibank (Nevada), National Association ("Citibank (Nevada)") and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1999-1 Supplement dated as of February 17, 1999, among Citibank (South Dakota), Citibank (Nevada) and the Trustee (as amended and supplemented, the "Series Supplement"), as applicable. This Certificate is delivered pursuant to Section 4.11(k) of the Series Supplement.

                  2. Citibank (South Dakota) is the Servicer.

                  3. The undersigned is a Servicing Officer.


                              NOTIFICATION TO DRAW
                      UNDER THE L/C AND/OR MAKE WITHDRAWALS
                          FROM THE L/C FUNDING ACCOUNT


--------

   * To be delivered not later than the Determination date.

                  Pursuant to Sections 4.11(e) through (k) of the Series Supplement, the Servicer does hereby instruct the Trustee (i) to draw under the L/C or make a withdrawal from the L/C Funding Account on [ ], 199[ ]/200[ ], which date is a Transfer Date, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.11(k) of the Series Supplement:

1.       Pursuant to Section 4.11(e):

         Required Draw Amount in respect of the
         preceding Due Period ...........................................$______


2.       Pursuant to Section 4.11(f):

         Interest Draw Amount in respect of the
         preceding Due Period ...........................................$______


3.       Pursuant to Section 4.11(g):

         Default Draw Amount in respect of the
         preceding Due Period ...........................................$______


4.       Pursuant to Section 4.11(h):

         Reimbursement Draw Amount in respect of the
         preceding Due Period ...........................................$______


5.       Pursuant to Section 4.11(i):

         Special Draw Amount in respect of the
         preceding Due Period ...........................................$______


6.       Pursuant to Section 4.11(j):

         Class A Principal Draw Amount in respect of
         the preceding Due Period .......................................$______

         Class B Principal Draw Amount in respect of
         the preceding Due Period .......................................$______


7.       Pursuant to Section 4.11(k):

         Total Draw Amount in respect of the
         preceding Due Period ...........................................$______

                                                                   Total $______


                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ___ day of --------------, ----.

                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                    Servicer,

                                  by
                                      -------------------------
                                  Name:
                                  Title:

                                                                       EXHIBIT C

                            FORM OF MONTHLY STATEMENT


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION

           -----------------------------------------------------------

                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1999-1

           -----------------------------------------------------------

                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  This Certificate relates to the Due Period ending on and the related Distribution Date.


A.       Information Regarding the Portfolio

1.  Portfolio Yield ......................................................_____%

         Yield component [Finance Charge Receivables collected during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] ...................................._____%

         Credit loss component [net charged-off Principal Receivables during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] ...................................._____%

2. New purchase rate [aggregate purchases of merchandise and services during the Due Period / Receivables in the Trust on the last day of the prior Due Period] ........................................_____%

3. Total payment rate [aggregate Collections during the Due Period / Receivables in the Trust on the last day of the prior Due Period] ..........................................._____%

4. Principal payment rate [aggregate collections with respect to Principal Receivables during the Due Period / Principal Receivables in the Trust on the last day of the prior Due Period] ........................_____%

5.       Aggregate amount of Principal Receivables in the Trust:

         Beginning of Due Period .........................................$_____
         Average .........................................................$_____
         End of Due Period ...............................................$_____

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period)*:

         Current ........................................................._____%
         5-34 days delinquent ............................................_____%
         35-64 days delinquent ..........................................._____%
         65-94 days delinquent ..........................................._____%
         95-124 days delinquent .........................................._____%
         125-154 days delinquent ........................................._____%
         155-184 days delinquent ........................................._____%

B.   Information Regarding Group One (Percentage Basis)

1.       Group One weighted average Certificate
         Rate ............................................................_____%

2.       Weighted average rate of Group One Investor
         Monthly Fees ...................................................._____%

3. Group One Surplus Finance Charge Collections / the Invested Amount as of the last day of the prior Due Period ................................................_____%


--------

   * To be delivered no later than the 15th day of each calendar month.

4.       Group One Required Surplus Finance Charge
         Amount / the Invested Amount as of the last day
         of the prior Due Period ........................................._____%

5.       Group One Surplus Finance Charge Collections
         minus Group One Required Surplus Finance Charge
         Amount / the Invested Amount as of the last day
         of the prior Due Period ........................................._____%


C.       Information Regarding Group One (Dollar Basis)

1.       Group One Total Investor Collections ............................$_____

         Group One Investor
         Principal Collections ...........................................$_____

         Group One Investor Finance
         Charge Collections ..............................................$_____

2.       Group One Investor Default Amount ...............................$_____

3.       Group One Investor Monthly Interest .............................$_____

4.       Group One Investor Monthly Fees .................................$_____

5.       Group One Surplus Finance Charge
         Collections .....................................................$_____

6.       Group One Required Surplus Finance Charge
         Amount ..........................................................$_____

7.       Group One Surplus Finance Charge Collections
         minus Group One Required Surplus Finance Charge
         Amount ..........................................................$_____

D.       Information Regarding Series 1999-1

1.(a)  Class A Invested Amount ...........................................$_____

  (b)  Class B Invested Amount ...........................................$_____

2.(a)  Class A Monthly Interest ..........................................$_____

  (b)  Class B Monthly Interest ..........................................$_____

3.(a)  Balance in the Class A Interest
           Funding Account ...............................................$_____

  (b)  Balance in the Class B Interest
           Funding Account  ..............................................$_____

4.(a)    Available Enhancement Amount ....................................$_____

  (b)    Available L/C Amount.............................................$

  (c)    Available L/C Funding Amount.....................................$

  (d)    % of Class B Invested Amount ...................................._____%

5.(a)  Class A Investor Charge-offs ......................................$_____

  (b)  Class B Investor Charge-offs ......................................$_____

6.  Required Amount ......................................................$_____

7. Draw under L/C or withdrawal from L/C Funding Account
    pursuant to Section 4.11(k)...........................................$_____

8.  Draw on L/C pursuant to Section 4.11(b)...............................$

9.(a)  Class A Monthly Principal for the
                    Distribution Date*....................................$_____

           (b)  Class B Monthly Principal for the
                    Distribution Date* ...................................$_____

10.      Balance in the Class A Principal
                  Funding Account*........................................$_____


E.       Information regarding Additional Investor Certificates**

         1.       Additional Issuance Date................................ _____

         2.       Invested Amount of Additional Class A
                  Certificates............................................$_____

         3.       Invested Amount of Additional Class B
                  Certificates............................................$_____


F.       Information Regarding the Accumulation Period***

         1.       Date on which the Accumulation Period will
                  commence................................................ _____

         2.       Controlled Amortization Amount for each


--------

   * Applicable during the Accumulation Period and any Early Amortization
Period.

   ** Applicable after issuance of Additional Investor Certificates.

   *** Applicable only if the Revolving Period has been extended.

                  Monthly Period

           (a)  [        ],199[ ]/200[ ] Monthly Period...................$_____

           (b)  [        ],199[ ]/200[ ] Monthly Period...................$_____


G.       Information Regarding Distributions, Certificateholders and
         Charge-offs*

         1.(a)  The total amount of the distribution
                    to Class A Certificateholders on the
                    Payment Date ........................................$

           (b)  The total amount of the distribution
                    to Class B Certificateholders on the
                    Payment Date ........................................$

         2.(a)  The amount of the distribution set forth
                    in item 1(a) above in respect of
                    principal on the Class A Certificates ...............$

           (b)  The amount of the distribution set forth
                    in item 1(b) above in respect of
                    principal on the Class B Certificates ...............$

         3.(a)  The amount of the distribution set forth
                    in item 1(a) above in respect of
                    interest on the Class A Certificates ................$

           (b)  The amount of the distribution set forth
                    in item 1(b) above in respect of
                    interest on the Class B Certificates ................$

         4.(a) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the Record Date with respect to the
                    Payment Date .......................................$

           (b) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Record Date with respect to the
                    Payment Date .......................................$


                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                    Servicer,


                                  by:
                                  Name:
                                  Title:


--------

   * The following information, as applicable, is to be included only on Payment Dates.

                                                                       EXHIBIT D


                     FORM OF MONTHLY SERVICER'S CERTIFICATE


                          CITIBANK (SOUTH DAKOTA), N.A.
                     CITIBANK (NEVADA), NATIONAL ASSOCIATION


                       CITIBANK CREDIT CARD MASTER TRUST I
                                  SERIES 1999-1


                  The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), N.A., Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company, Trustee, does hereby certify as follows:

                  1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

                  2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

                  3. The undersigned is a Servicing Officer.

                  4. This Certificate relates to the Distribution Date occurring
         on                  .

                  5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Sellers and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

                  6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

                  7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement (or, if there is a Lien, such Lien consists of_________).


           IN WITNESS WHEREOF, the undersigned has duly executed and delivered
this Certificate this      day of     ,     .


                                  CITIBANK (SOUTH DAKOTA), N.A.,
                                    Servicer,

                                  by:
                                  Name:
                                  Title:

                                                                       EXHIBIT E

                      IRREVOCABLE LETTER OF CREDIT NO. [ ]


                                                                          [date]


Bankers Trust Company
Four Albany Street
Mail Stop 5101
New York, NY  10006


Dear Sirs:

                  We, State Street Bank and Trust Company (the "L/C Issuer"), hereby establish in your favor our Irrevocable Letter of Credit No. [ ] whereby we irrevocably authorize you, as trustee for Citibank Credit Card Master Trust I, under the Pooling and Servicing Agreement dated as of May 29, 1991 (as amended from time to time, the "Pooling Agreement"), as supplemented by the Series Supplement relating to the Series 1999-1 Certificates dated as of the date hereof (the "Series Supplement"), each among Citibank (South Dakota), N.A., a national banking association ("CSD"), Citibank (Nevada), National Association, a national banking association ("CNV"), and you, as Trustee (the "Trustee") to draw hereunder from time to time pursuant to Section 4.11 of the Series Supplement, from and after the date hereof to and including 3:00 p.m., Boston time, on February 15, 2006 (or such other time as this Letter of Credit shall earlier terminate by its terms) (the "L/C Expiration Date"), a maximum aggregate amount up to but not exceeding the lesser of (a) the Available L/C Amount on the date of any drawing, and (b) $47,880,000.00 (the "Stated L/C Amount"), available against the following documents presented by facsimile transmission at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Officer in Charge, Letter of Credit Department:

                  A. A drawing certificate in the form of Annex A attached hereto, which certificate shall be on your letterhead, have all blanks appropriately filled in and shall be signed by your authorized officer, with an accompanying signature authentication signed by another of your authorized officers; or

                  B. A drawing certificate of the Servicer appointed in accordance with the Pooling Agreement or any Successor Servicer thereto (the "Servicer"), as your drawing agent (in such capacity, the "Drawing Agent"), in the form of Annex B attached hereto, which certificate shall have all blanks appropriately filled in and shall be signed by one who states therein that such person is a Servicing Officer of the Servicer, provided that the Servicer is appointed Drawing Agent as evidenced by a "Notice of Appointment of Drawing Agent" in the form of Annex C attached hereto with its blanks appropriately filled in and signed by a duly authorized officer of the Trustee and such Notice of Appointment of Drawing Agent shall be delivered with such drawing certificate or shall have been delivered previously and a certificate revoking such appointment of the Drawing Agent shall not have been received prior to receipt of such drawing certificate. The L/C Issuer acknowledges receipt from the Trustee on the date hereof of a Notice of Appointment of Drawing Agent appointing CSD, as Servicer under the Pooling Agreement, as its Drawing Agent.

                  Only one drawing may be made hereunder with respect to any Distribution Date, whether such drawing is made by you or the Servicer acting on your behalf. In the event that we receive duly executed drawing documents from both you and the Servicer at the same time, we shall be obligated to honor only the drawing by you, and if we receive drawing documents which comply with the requirements hereof from both you and the Servicer at different times with respect to the same Distribution Date, we shall be obligated to honor only one such drawing; provided, that the foregoing shall not be deemed to preclude you or the Servicer acting on your behalf from making a second drawing with respect to any Distribution Date to correct any error in any prior drawing with respect to such Distribution Date.

                  If demand for payment is made on a Business Day in strict conformity with the terms and conditions hereof and is received by us prior to 11:00 a.m., Boston time, then payment shall be made to you prior to 12:00 noon, Boston time, on the next succeeding Business Day. If any such demand for payment is received by us at or after 11:00 a.m., Boston time, such demand shall be deemed to have been received prior to 11:00 a.m. on the next Business Day.

                  Drawings made under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation of facsimile documentation (Telecopy No. (617) 664-3759) (or such other number as the L/C Issuer shall designate in writing from time to time). Any such facsimile documentation shall be followed by original documentation by mail within two Business Days. Payment under this Letter of Credit will be made by the L/C Issuer from its own funds by wire transfer of immediately available funds in United States dollars to the account specified in the related drawing certificate. Upon payment pursuant to the terms hereof of the amount specified in a drawing certificate presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to, and to the extent of the amount of, such drawing certificate.

                  For purposes of this Letter of Credit:

                  "Available L/C Amount" shall mean, as of any date of determination, the amount available to be drawn under the Letter of Credit from time to time, which on any date of determination shall be equal to the Stated L/C Amount minus (i) the amount of all drawings under the Letter of Credit made prior to such date of determination (other than pursuant to Section 4.11(b) of the Series Supplement), plus (ii) the amount of all payments made to the L/C Issuer pursuant to Section 4.09(j) of the Series Supplement prior to such date of determination.

provided that, with respect to the initial Distribution Date, the Available L/C Amount shall be the Stated L/C Amount; provided, further, however, that (x) after the Economic Special Payment Date and the draw on this Letter of Credit pursuant to subsection 4.11(k) of the Series Supplement or (y) a draw on this Letter of Credit pursuant to subsection 4.11(b) of the Series Supplement, the Available L/C Amount shall equal zero.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Sioux Falls, South Dakota, Las Vegas, Nevada or Boston, Massachusetts are authorized or obligated by law or executive order to be closed.

                  "Distribution Date" shall mean, initially, March 15, 1999 and, thereafter, the fifteenth day of each calendar month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

                  Any capitalized term used herein without definition shall have the meaning set forth or referred to in the Pooling Agreement and the Series Supplement.

                  This Letter of Credit is not transferable except to a successor trustee under the Pooling Agreement. Such transfer shall be effective upon receipt by us of the original transfer form effecting such transfer signed by the transferor and by the transferee in the form of Annex D hereto (which shall be conclusive evidence of such transfer), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Letter of Credit in the transferor's place; provided, that in such case any drawing certificate presented hereunder shall be a drawing certificate of the transferee and shall be signed by one who states therein that she or he is a duly authorized officer of the transferee or a duly authorized officer of the Servicer acting on behalf of the transferee; provided, further, that this Letter of Credit shall have been presented to us for an appropriate endorsement of transfer.

                  To the extent not inconsistent with the express terms hereof, this Letter of Credit shall be governed by, and construed in accordance with, the terms of the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500, except for
Article 41 and the first sentence of Article 48(g) thereof, and to the extent not governed thereby, shall be governed by and construed in accordance with the laws of the State of New York, including without limitation, Article 5 of the New York Uniform Commercial Code.

                  This Letter of Credit sets forth in full our undertaking, and except as specifically set forth herein such undertaking shall not in any way be modified, amended, amplified or limited by reference to any other document, instrument or agreement whatsoever.

                  Our obligations under this Letter of Credit are primary, absolute and unconditional (except as expressly provided herein), and neither the failure of you or any successor trustee under the Pooling Agreement or the Series Supplement, the Servicer or any Successor Servicer to perform any covenant or obligation, nor the commencement of any bankruptcy, insolvency or other proceedings by or against you or any successor trustee under the Pooling Agreement or the Series Supplement or the Servicer or any Successor Servicer shall in any way affect or limit our unconditional obligations under this Letter of Credit.

                  We agree to honor and pay in immediately available funds the amount of any drawing certificate if presented as required by and otherwise in compliance with all of the terms of this Letter of Credit. Upon the earlier of
(i) the receipt by us of written notice, substantially in the form of Annex E hereto, stating that the Series 1999-1 Certificateholders have been paid in full or the Trust has been terminated pursuant to the Pooling Agreement or the Series Supplement (which notice shall be conclusive evidence thereof), signed by you or a successor trustee under the Pooling Agreement and Series Supplement, as appropriate and (ii) the L/C Expiration Date, this Letter of Credit shall automatically terminate.


                             Very truly yours,

                             STATE STREET BANK AND TRUST COMPANY


                             By:
                                   Name:
                                   Title:


                             By:
                                   Name:
                                   Title:

                                   ANNEX A TO
                       STATE STREET BANK AND TRUST COMPANY
                 IRREVOCABLE LETTER OF CREDIT NO. _____________

                             [Letterhead of Trustee]

                                                                          [Date]


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Attention:        Officer in Charge, Letter of Credit Department

Re:               Drawing Certificate

Ladies and Gentlemen:

                  Bankers Trust Company (the "Trustee") hereby certifies to State Street Bank and Trust Company (the "L/C Issuer") with reference to Irrevocable Letter of Credit No. _______________ (the "Letter of Credit"; capitalized terms contained herein and not otherwise defined herein are used herein as defined in or pursuant to the Letter of Credit) that:

                  1. The Trustee is the Trustee or a successor trustee under the Pooling Agreement.

                  2. The Trustee is making a demand for payment under the Letter of Credit in the amount of U.S.$___________________.

                  3. The amount demanded has been computed in accordance with the terms and conditions of the Series Supplement and the Letter of Credit, is made in accordance with the Series Supplement and the Letter of Credit, and is to be paid in immediately available funds on _______ ___, 199_ to the following account:

                  U.S.$____________  to  Account  No.  ____________at
________________ pursuant to [subsection 4.11(b)] [subsection 4.11(k)] of the Series Supplement.

                  4. The Available L/C Amount prior to the drawing requested pursuant to this drawing certificate is U.S.$_______________. The Available L/C Amount after the drawing requested pursuant to this drawing certificate will be U.S.$_____________. The amount hereby demanded does not exceed the Available L/C Amount. The Available L/C Amount has been computed in strict conformity with the terms and conditions of the Series Supplement and the Letter of Credit. [This certificate relates to the [insert date] Distribution Date.]

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________ day of ___________, _____.

                                            BANKERS TRUST COMPANY, as Trustee


                                            By:
                                            Name:
                                            Title:

SIGNATURE AUTHENTICATION

By:
Name:
Title:

                                   ANNEX B TO
                       STATE STREET BANK AND TRUST COMPANY
               IRREVOCABLE LETTER OF CREDIT NO. _________________

                            [Letterhead of Servicer]

                                                                          [Date]


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Attention:        Officer in Charge,
                  Letter of Credit Department

Re:      Servicer's Drawing Certificate

Ladies and Gentlemen:

                  Citibank (South Dakota), N.A. (the "Servicer"), as Drawing Agent for Bankers Trust Company (the "Trustee") hereby certifies to State Street Bank and Trust Company (the "L/C Issuer") with reference to Irrevocable Letter of Credit No.____________ (the "Letter of Credit"; capitalized terms contained herein and not otherwise defined herein are used herein as defined in or pursuant to the Letter of Credit) that:

                  1. The Servicer is the Servicer under the Pooling Agreement and is the Drawing Agent of the Trustee thereunder pursuant to a Notice of Appointment of Drawing Agent a copy of which is presented herewith or has previously been delivered to the L/C Issuer and has not been revoked. The undersigned is a Servicing Officer of the Servicer.

                  2. The Servicer as the Drawing Agent for the Trustee is entitled to make a drawing under the Letter of Credit pursuant to the Series Supplement.

                  3. The Servicer as the Drawing Agent for the Trustee is making a demand for payment under the Letter of Credit in the amount of U.S.$_________________.

                  4. The amount demanded has been computed in accordance with the terms and conditions of the Series Supplement and the Letter of Credit, is made in accordance with the Series Supplement and the Letter of Credit, and is to be paid in immediately available funds on [insert date] to the following account:

                  U.S.$____________  to  Account  No.   _____________  at
____________   pursuant  to  [subsection 4.11(b)] [subsection 4.11(k)] of the
Series Supplement.

                  5. The Available L/C Amount prior to the drawing requested pursuant to this drawing certificate is U.S.$_____________. The Available L/C Amount after the drawing requested pursuant to this drawing certificate will be U.S.$_____________. The amount hereby demanded does not exceed the Available L/C Amount. The Available L/C Amount had been computed in accordance with the terms and conditions of the Letter of Credit. [This certificate relates to the [insert date] Distribution Date.]

                  IN WITNESS WHEREOF, this Certificate has been executed this _____ day of ________, ____.

                                 CITIBANK (SOUTH DAKOTA), N.A., as
                                 Servicer and Drawing Agent for the Trustee


                                 By
                                      Authorized Officer

SIGNATURE AUTHENTICATION


By:
       Name:
       Title:

                                   ANNEX C TO
                       STATE STREET BANK AND TRUST COMPANY
                 IRREVOCABLE LETTER OF CREDIT NO. ______________


                     NOTICE OF APPOINTMENT OF DRAWING AGENT

                  Bankers Trust Company (the "Trustee") hereby appoints Citibank (South Dakota), N.A. (the "Servicer") so long as it is Servicer under the Pooling Agreement as its drawing agent (in such capacity, the "Drawing Agent") to execute on its behalf with respect to any drawing any drawing certificate for presentation to State Street Bank and Trust Company (the "L/C Issuer") under that certain Irrevocable Letter of Credit No._____________ dated [date] (the "Letter of Credit").

                  As between the Trustee and the Servicer, this Notice of Appointment of Drawing Agent is declared to be subject in all respects to each and every term, condition, covenant and agreement contained in the Pooling and Servicing Agreement dated as of May 29, 1991, among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer ("CSD"), Citibank (Nevada), National Association, a national banking association, as Seller ("CNV"), and Bankers Trust Company, as Trustee (the "Trustee") for Citibank Credit Card Master Trust I (the "Trust"), and the Series Supplement with respect to the Series 1999-1 Certificates dated as of February 17, 1999, among CSD, as a Seller and the Servicer, CNV, as a Seller and the Trustee, and in the event of any conflict, the terms of the Pooling Agreement shall prevail. The L/C Issuer shall be entitled to rely upon this Notice of Appointment of Drawing Agent and upon the authority given herein without reference to the Pooling Agreement, until such time as the L/C Issuer shall receive a Certificate of Revocation of Appointment of Drawing Agent in the form of Annex F to the Letter of Credit.

                  The rights, powers and authority of said Drawing Agent herein granted shall commence and be in full force and effect on the date of execution hereof and shall expire, and be of no further force or effect, on and after the earlier of 3:00 P.M. Boston time or upon the receipt by the L/C Issuer of a Certificate of Revocation of Drawing Agent in the form of Annex F to the Letter of Credit from the Trustee.

                  IN WITNESS WHEREOF, Bankers Trust Company has caused this instrument to be executed this _________ day of _______________, _____.

                                   BANKERS TRUST COMPANY, as Trustee


                                   By:
                                   Name:
                                   Title:

                                   ANNEX D TO
                       STATE STREET BANK AND TRUST COMPANY
                 IRREVOCABLE LETTER OF CREDIT NO. ______________

                             [Letterhead of Trustee]


                                                                          [Date]


State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
Attention:        Officer in Charge,
                  Letter of Credit Department

Re:      State Street Bank and Trust Company;
         Irrevocable Letter of Credit No. ________________

Ladies and Gentlemen:

                  For value received, the undersigned beneficiary hereby irrevocably transfers to:


                        ---------------------------------
                              (Name of Transferee)


                        ---------------------------------
                                    (Address)


as successor trustee under the Pooling Agreement (as defined in the above-referenced Letter of Credit) all rights of the undersigned beneficiary to draw under the above Letter of Credit.

                  By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the undersigned transferee and the undersigned transferee shall have the sole rights as beneficiary thereof including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the undersigned transferee without necessity of any consent of or notice to the undersigned beneficiary.

                  The original Letter of Credit (and any amendments thereto) is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it directly to the undersigned transferee with your customary notice of transfer.


                                            Very truly yours,

SIGNATURE AUTHENTICATION                    [Name of Transferor]
    [Name of Bank]


By:                                         By:
Name:                                            (Authorized Officer)
Title:

SIGNATURE AUTHENTICATION                    [Name of Transferee]
    [Name of Bank]


By:                                         By:
Name:                                            (Authorized Officer)
Title:

                                   ANNEX E TO
                       STATE STREET BANK AND TRUST COMPANY
                 IRREVOCABLE LETTER OF CREDIT NO. _____________

                             [Letterhead of Trustee]

                                                                          [Date]

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
Attention:        Officer in Charge
                  Letter of Credit Department

Re:      State Street Bank and Trust Company;
         Irrevocable Letter of Credit No. ________________


Ladies and Gentlemen:

                  The undersigned, a duly authorized officer of Bankers Trust Company (the "Trustee"), hereby certifies to State Street Bank and Trust Company (the "L/C Issuer") with reference to Irrevocable Letter of Credit No.___________ (the "Letter of Credit"; capitalized terms contained herein and not otherwise defined herein are used herein as defined in or pursuant to the Letter of Credit) that:

                  1. The Trustee is the Trustee or a successor trustee under the Pooling Agreement.

                  2. The Series 1999-1 Certificateholders have been paid in full or the Trust has been terminated pursuant to the Pooling Agreement. The Letter of Credit, which accompanies this Certificate, is hereby surrendered for cancellation.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate this ___________ day of ___________, _____.

                                BANKERS TRUST COMPANY, as Trustee


                                By:
                                Name:
                                Title:

SIGNATURE AUTHENTICATION


By:
Name:
Title:

                                   ANNEX F TO
                       STATE STREET BANK AND TRUST COMPANY
                IRREVOCABLE LETTER OF CREDIT NO. _______________

            CERTIFICATE OF REVOCATION OF APPOINTMENT OF DRAWING AGENT

                  Bankers Trust Company (the "Trustee") hereby revokes the appointment of Citibank (South Dakota), N.A. (the "Servicer") as its drawing agent (in such capacity, the "Drawing Agent") under that certain Irrevocable Letter of Credit No. ____________, dated [date] (the "Letter of Credit").

                  As between the Trustee and the Servicer, this Certificate of Revocation of Appointment of Drawing Agent is declared to be subject in all respects to each and every term, condition, covenant and agreement contained in the Pooling and Servicing Agreement dated as of May 29, 1991 among Citibank (South Dakota), N.A., a national banking association, as Seller and Servicer ("CSD"), Citibank (Nevada), National Association, a national banking association ("CNV") and Bankers Trust Company, as trustee (the "Trustee"), in its capacity as trustee of Citibank Credit Card Master Trust I (the "Trust"), and the Series Supplement with respect to the Series 1999-1 Certificates dated as of February 17, 1999 among CSD, as Seller and Servicer, CNV, as Seller and Bankers Trust Company, as Trustee, and in the event of any conflict, the terms of the Pooling Agreement shall prevail. State Street Bank and Trust Company (the "L/C Issuer") shall be entitled to rely upon this Certificate of Revocation of Appointment of Drawing Agent without reference to the Pooling Agreement.

                  IN WITNESS WHEREOF, Bankers Trust Company has caused this instrument to be executed this _____ day of _________ , ____.

                                BANKERS TRUST COMPANY, as Trustee


                                By:
                                Name:
                                Title:

SCHEDULE I

LIST OF DEALERS

Class A Certificates

Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Chicago Capital Markets, Inc.
First Union Capital Markets Corp.


Class B Certificates

Salomon Smith Barney Inc.
Lehman Brothers Inc.